PERSPECTIVE FOCUS(SM)
                           FIXED AND VARIABLE ANNUITY
                                    Issued by
            Jackson National Life Insurance Company of New YorkSM and
                            JNLNY Separate Account I

The CONTRACTS offered in this prospectus are the variable portions of individual and group, flexible premium, fixed and variable deferred annuity contracts with:

>> 1 GUARANTEED FIXED ACCOUNT, (with a guaranteed period of 1 year), which offers a minimum interest rate that is guaranteed by Jackson National Life Insurance Company of New York ("we" or "us"), as may be made available by us, or as may be otherwise limited by us;

>> 49 INVESTMENT DIVISIONS of JNLNY Separate Account I (the "Separate Account") each of which purchases shares of one Fund of JNL Series Trust or JNLNY Variable Fund I LLC, mutual funds with a full range of investment objectives;

>> A BASE CONTRACT designed to facilitate your RETIREMENT SAVINGS or other long-term investment purposes by permitting you to:

     o accumulate savings for your retirement on a TAX-DEFERRED BASIS during the ACCUMULATION PHASE on a fixed, variable, or fixed and variable basis;

     o receive income payments in the INCOME PHASE on a fixed, variable or fixed and variable basis;

     o receive a basic DEATH BENEFIT, if you die before the income phase, that will never be less than the total premiums (minus withdrawals, charges and taxes) you have paid us; and

     o have significant ACCESS TO YOUR CONTRACT VALUES without incurring a withdrawal charge in the event of certain serious health-related emergencies;

>> A variety of OPTIONAL FEATURES that, for additional charges, give you the flexibility to add additional benefits to your base contract, according to your personal preferences, including:

     o    1 type of OPTIONAL DEATH BENEFIT; and

     o a "CONTRACT ENHANCEMENT" (under which we credit your contract values with 2% of each premium payment you make in the first contract year).

     EXPENSES FOR A CONTRACT WITH A CONTRACT ENHANCEMENT WILL BE HIGHER THAN THOSE FOR A CONTRACT WITHOUT A CONTRACT ENHANCEMENT, AND IN SOME CASES THE AMOUNT OF A CONTRACT ENHANCEMENT MAY BE MORE THAN OFFSET BY THOSE EXPENSES.

      WE OFFER OTHER VARIABLE ANNUITY PRODUCTS THAT OFFER DIFFERENT PRODUCT
                         FEATURES, BENEFITS AND CHARGES.

   EFFECTIVE SEPTEMBER 30, 2002, PERSPECTIVE FOCUS FIXED AND VARIABLE ANNUITY WILL NO LONGER BE AVAILABLE FOR PURCHASE BY NON-NATURAL OWNERS (ENTITIES)
                 OTHER THAN QUALIFIED PLANS AND CERTAIN TRUSTS.

--------------------------------------------------------------------------------
PLEASE READ THIS PROSPECTUS BEFORE YOU PURCHASE A CONTRACT. IT CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

To learn more about the Perspective Focus Fixed and Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated July 15, 2002, by calling us at (800) 599-5651 or by writing us at: Annuity Service Center, P.O. Box 0809, Denver, Colorado 80263-0809. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.
--------------------------------------------------------------------------------

       THE SEC HAS NOT APPROVED OR DISAPPROVED THE PERSPECTIVE FOCUS FIXED
            AND VARIABLE ANNUITY OR PASSED UPON THE ADEQUACY OF THIS
          PROSPECTUS. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

--------------------------------------------------------------------------------
o Not FDIC/NCUA insured o Not Bank/CU guaranteed o May lose value o Not a deposit o Not insured by any federal agency
--------------------------------------------------------------------------------


 "JNL(R)," "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

                                December 30, 2002

                                TABLE OF CONTENTS



KEY FACTS..................................................................1
FEE TABLE..................................................................3
THE ANNUITY CONTRACT......................................................11
JACKSON NATIONAL..........................................................11
THE FIXED ACCOUNTS........................................................11
THE SEPARATE ACCOUNT......................................................12
INVESTMENT DIVISIONS......................................................12
CONTRACT CHARGES..........................................................20
PURCHASES.................................................................24
TRANSFERS.................................................................26
ACCESS TO YOUR MONEY......................................................27
INCOME PAYMENTS (THE INCOME PHASE)........................................28
DEATH BENEFIT.............................................................29
TAXES.....................................................................32
OTHER INFORMATION.........................................................34
PRIVACY POLICY............................................................36
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..................37

APPENDIX A................................................................A-1
APPENDIX B................................................................B-1

                                    KEY FACTS

THE ANNUITY CONTRACT

Your Contract permits you to accumulate your contract values

     o on a fixed basis through allocations to our Guaranteed Fixed Account (with guaranteed period of 1 year), or

     o on a variable basis, by allocations to one or more of the investment divisions of our Separate Account (the "INVESTMENT DIVISIONS"). (We refer to the Guaranteed Fixed Account and the Investment Divisions together as "ALLOCATION OPTIONS"), as may be made available by us, or as may be otherwise limited by us. There may be periods when we do not offer any Guaranteed Fixed Account, or impose special transfer requirements on the Guaranteed Fixed Accounts.

Regardless of which Allocation Option(s) you select, investment earnings on your premiums will be TAX DEFERRED. Your Contract is intended to help you save for your retirement or other long-term investment purposes and provides for a DEATH BENEFIT during the ACCUMULATION PHASE (when you make premium payments to us) and a variety of income options during the INCOME PHASE (when we make income payments to you). We generally will not issue a contract to anyone over age 90.

--------------------------------------------------------------------------------
OPTIONAL FEATURES

 Optional features of your Contract include:

     o an OPTIONAL DEATH BENEFIT ENDORSEMENT that permits you to protect your Contract's minimum death benefit values and/or to protect all or a portion of any investment gains under your Contract from subsequent investment losses; and



     o a CONTRACT ENHANCEMENT ENDORSEMENT (a credit to your contract value from our general account equal to 2% of your premium payments in the first contract year) that provides net contract value benfits under selected circumstances. See "Optional Contract Enhancement" at page 24 below.

--------------------------------------------------------------------------------
ALLOCATION OPTIONS

You may not allocate your Contract values to more than 18 Allocation Options, at any one time. Each Investment Division invests in a single FUND (investment portfolio) of an underlying mutual fund.


--------------------------------------------------------------------------------
PURCHASES

Under most circumstances, you must make an initial premium payment of at least $10,000 ($2,000 for a qualified plan contract). You are permitted to make subsequent premium payments at any time during the accumulation phase. Each subsequent payment must be at least $500 ($50 under an automatic payment plan). We reserve the right to refuse any premium payment.

--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY

You can withdraw all or a portion of your contract values during the accumulation phase. The contract offers two programs for taking periodic withdrawals, as distinguished from scheduled partial withdrawals. Withdrawals may be subject to a withdrawal charge. We may also deduct any withholding taxes imposed from the amount payable or your remaining values under the Contract. You may also have to pay taxes and a tax penalty on money you withdraw.

--------------------------------------------------------------------------------
INCOME PAYMENTS

You may choose to receive regular income payments from us (most typically, when you retire). During this "INCOME PHASE," you have the same variable allocation options as during the accumulation phase.

--------------------------------------------------------------------------------
DEATH BENEFIT

If you die before moving to the income phase, the person you have chosen as your BENEFICIARY will receive a death benefit of at least the greater of your contract value on the date we receive proof of death and completed claim forms from your beneficiary or the total premiums you have paid since your Contract was issued, minus prior withdrawals (including any applicable charges), annual contract maintenance charges, transfer charges, any applicable charges due under any endorsement and premium taxes. All adjustments to the Net Premiums will occur at the time of the transaction and all amounts withdrawn will reduce the Net Premiums in the same proportion that the contract value was reduced on the date of that withdrawal.
--------------------------------------------------------------------------------
FREE LOOK

If you cancel your Contract within twenty days after receiving it, we will return the contract value in the Investment Divisions plus any fees and expenses deducted from the premium prior to allocation to the Investment Divisions plus the premium allocated to the Guaranteed Fixed Account, minus any withdrawals from the Guaranteed Fixed Account, and Contract Enhancement recapture charge attributable to the Contract Enhancement Endorsement as of the date we receive your Contract if you mail it to us or the date the Contract is returned to the selling agent.

--------------------------------------------------------------------------------
TAXES

Under the Internal Revenue Code, you generally will not be taxed on the earnings on your contract value until you make a withdrawal (this is referred to as TAX-DEFERRAL). There are different rules as to how you will be taxed depending on how you take the money out and whether your Contract is non-qualified or purchased as part of a qualified plan. Earnings are taxed as ordinary income when withdrawn and, if withdrawn prior to age 59 1/2, may be subject to a tax penalty.
--------------------------------------------------------------------------------
EXPENSES

Your Contract has insurance features and investment features, and there are costs related to each. Each Fund has its own expenses. The Contract's charges and Fund expenses are described in the following Fee Table:

                                    FEE TABLE

OWNER TRANSACTION EXPENSES

       WITHDRAWAL CHARGE (as a percentage of premium payments):
       Completed Years Since Receipt of Premium (1)               0       1       2       3+
       Withdrawal Charge                                          8%      7%      6%      0%

       CONTRACT ENHANCEMENT RECAPTURE CHARGE (imposed on withdrawals, as a percentage of first year premium payments if an optional Contract
       Enhancement is selected):
       Completed Years Since Receipt of Premium (2)               0       1        2      3+
       Recapture Charge (2% Credit)                               2%     1.5%    .75%     0%

       TRANSFER CHARGE:  $25 for each transfer in excess of 15 in a contract year(3)

       COMMUTATION FEE: If you make a total withdrawal from your Contract after income payments have commenced under income option 4 (Income for a Specified Period), or if after your death during the period for which payments are guaranteed to be made under income option 3 (Life Annuity With at least 120 or 240 Monthly Payments) your beneficiary elects to receive a lump sum payment, the amount received will be reduced by an amount equal to the difference between the present value of any remaining guaranteed payments (as of the date of calculation) calculated using a (a) discount rate that is equal to the rate assumed in calculating the initial income payment and (b) discount rate that is no more than 1% higher than (a).

       ANNUAL CONTRACT MAINTENANCE CHARGE:   $30 (4)

SEPARATE ACCOUNT ANNUAL EXPENSES (as an annual percentage of average daily account value)

        BASE CONTRACT CHARGES
        MORTALITY AND EXPENSE RISK CHARGES              1.50%(5)
        ADMINISTRATION CHARGE                            .15%(6)
        TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES          -----
         (WITH NO OPTIONAL BENEFITS)                    1.65%

        CHARGES FOR OPTIONAL ENDORSEMENTS
        OPTIONAL DEATH BENEFIT                           .15%
        CONTRACT ENHANCEMENT (2% CREDIT)                 .65%(7)
        TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES
         (WITH MAXIMUM OPTIONAL ENDORSEMENTS
          WITHOUT THE GMIB)                             2.45%(8)


FUND ANNUAL EXPENSES
(as an annual percentage of the Fund's average daily net assets)


                                                                        MANAGEMENT       ESTIMATED
                                                                           AND         DISTRIBUTION                 TOTAL FUND
FUND NAME                                                            ADMINISTRATIVE      (12B-1)        OTHER         ANNUAL
                                                                         FEE (9)         FEES (10)     EXPENSES      EXPENSES
------------------------------------------------------------------- ------------------ ------------- ------------ ---------------
AIM/JNL Large Cap Growth Fund                                            1.10%             .01%(11)       0%            1.11%
AIM/JNL Small Cap Growth Fund                                            1.15%             .01%(11)       0%            1.16%
AIM/JNL Premier Equity II Fund                                           1.05%             .01%(11)       0%            1.06%
Alger/JNL Growth Fund                                                    1.07%             .02%           0%            1.09%
Alliance Capital/JNL Growth Fund                                          .87%             .02%           0%             .89%
Eagle/JNL Core Equity Fund                                                .97%             .04%           0%            1.01%
Eagle/JNL SmallCap Equity Fund                                           1.05%             .02%           0%            1.07%
JP Morgan/JNL Enhanced S&P 500 Stock Index Fund                           .90%             .01%           0%             .91%
JPMorgan/JNL International Value Fund                                    1.07%             .03%           0%            1.10%
Janus/JNL Aggressive Growth Fund                                         1.00%             .01%(11)       0%            1.01%
Janus/JNL Balanced Fund                                                  1.05%             .03%           0%            1.08%
Janus/JNL Capital Growth Fund                                            1.03%             .01%(11)       0%            1.04%
Janus/JNL Global Equities Fund15                                         1.05%             .02%           0%            1.07%
Lazard/JNL Mid Cap Value Fund                                            1.07%             .05%           0%            1.12%
Lazard/JNL Small Cap Value Fund                                          1.15%             .03%           0%            1.18%
Mellon Capital Management/JNL S&P 500 Index Fund                          .60%             .01%(11)       0%             .61%
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund                  .60%             .01%(11)       0%             .61%
Mellon Capital Management/JNL Small Cap Index Fund                        .60%             .01%(11)       0%             .61%
Mellon Capital Management/JNL International Index Fund                    .65%             .01%(11)       0%             .66%
Mellon Capital Management/JNL Bond Index Fund                             .60%             .01%(11)       0%             .61%
Oppenheimer/JNL Global Growth Fund                                       1.05%             .01%(11)       0%            1.06%
Oppenheimer/JNL Growth Fund                                              1.00%             .01%(11)       0%            1.01%
PIMCO/JNL Total Return Bond Fund                                          .80%             .01%(11)       0%             .81%
PPM America/JNL Balanced Fund                                             .81%             .01%           0%             .82%
PPM America/JNL High Yield Bond Fund                                      .81%             .01%(11)       0%             .82%
PPM America/JNL Money Market Fund                                         .69%               0%           0%             .69%
PPM America/JNL Value Fund                                                .85%             .01%           0%             .86%
Putnam/JNL Equity Fund                                                    .96%             .01%           0%             .97%
Putnam/JNL International Equity Fund                                     1.17%             .05%           0%            1.22%
Putnam/JNL Midcap Growth Fund                                            1.05%             .08%           0%            1.13%
Putnam/JNL Value Equity Fund                                              .96%             .02%           0%             .98%
Salomon Brothers/JNL Global Bond Fund                                     .95%             .01%(11)       0%             .96%
Salomon Brothers/JNL U.S. Government & Quality Bond Fund                  .79%             .01%(11)       0%             .80%
S&P/JNL Conservative Growth Fund I(12)                                    .20%              0%            0%             .20%
S&P/JNL Moderate Growth Fund I(12)                                        .20%              0%            0%             .20%
S&P/JNL Aggressive Growth Fund I(12)                                      .20%              0%            0%             .20%
S&P/JNL Very Aggressive Growth Fund I(12)                                 .20%              0%            0%             .20%
S&P/JNL Equity Growth Fund I(12)                                          .20%              0%            0%             .20%
S&P/JNL Equity Aggressive Growth Fund I(12)                               .20%              0%            0%             .20%
S&P/JNL Core Index 50 Fund(12)                                            .20%              0%            0%             .20%
S&P/JNL Core Index 75 Fund(12)                                            .20%              0%            0%             .20%
S&P/JNL Core Index 100 Fund(12)                                           .20%              0%            0%             .20%
T. Rowe Price/JNL Established Growth Fund                                 .92%            .02%            0%             .94%
T. Rowe Price/JNL Mid-Cap Growth Fund                                    1.02%            .01%(11)        0%            1.03%
T. Rowe Price/JNL Value Fund                                             1.00%            .12%            0%            1.12%
First Trust/JNL The DowSM Target 10 Fund(13)                              .80%              0%            0%             .80%
First Trust/JNL The S&P(R)Target 10 Fund(14)                              .80%              0%            0%             .80%
First Trust/JNL Global Target 15 Fund                                     .85%              0%            0%             .85%
First Trust/JNL The Target 25 Fund                                        .80%              0%            0%             .80%
First Trust/JNL The Target Small-Cap Fund                                 .80%              0%            0%             .80%
------------------------------------------------------------------- ------------------ ------------- ------------ ---------------



EXAMPLES. You would pay the following expenses on a $1,000 investment if you select the optional death benefit endorsement and the 2% Contract Enhancement endorsement, assuming a 5% annual return on assets:


     (a) if you do not surrender your Contract or if you begin receiving income payments from your Contract after the first year;
     (b)  if you surrender your Contract at the end of each time period.

The examples for the S&P/JNL Funds include the .20% management and administrative fee for the S&P/JNL Funds and does not reflect the fees for the underlying funds which range from .81% to 1.42% for the S&P/JNL Funds. The underlying fund fees for the S&P/JNL Index Funds range from .81% to 1.42%.


                                                                                        TIME PERIODS
-------------------------------------------------------------------------------- ------- --------- -------- ---------
                                                                                   1        3         5        10
 DIVISION NAME                                                                    YEAR    YEARS     YEARS    YEARS
-------------------------------------------------------------------------------- ------- --------- -------- ---------
AIM/JNL Large Cap Growth Division                                       (a)        36      110       173      332
                                                                        (b)       116      170       173      332
AIM/JNL Small Cap Growth Division                                       (a)        37      111       175      337
                                                                        (b)       117      171       175      337
AIM/JNL Premier Equity II Division                                      (a)        36      109       170      327
                                                                        (b)       116      169       170      327
Alger/JNL Growth Division                                               (a)        36      109       172      330
                                                                        (b)       116      169       172      330
Alliance Capital/JNL Growth Division                                    (a)        34      104       162      311
                                                                        (b)       114      164       162      311
Eagle/JNL Core Equity Division                                          (a)        35      107       168      323
                                                                        (b)       115      167       168      323
Eagle/JNL SmallCap Equity Division                                      (a)        36      109       171      328
                                                                        (b)       116      169       171      328

JPMorgan/JNL Enhanced S&P 500 Stock Index Division                      (a)        34      104       163      313
                                                                        (b)       114      164       163      313

JPMorgan/JNL International Value Division                               (a)        43      130       205      394
                                                                        (b)       123      190       205      394
Janus/JNL Aggressive Growth Division                                    (a)        35      107       168      323
                                                                        (b)       115      167       168      323
Janus/JNL Balanced Division                                             (a)        36      109       171      329
                                                                        (b)       116      169       171      329
Janus/JNL Capital Growth Division                                       (a)        35      108       169      325
                                                                        (b)       115      168       169      325
Janus/JNL Global Equities Division*                                     (a)        36      109       171      328
                                                                        (b)       116      169       171      328
Lazard/JNL Mid Cap Value Division                                       (a)        36      110       173      333
                                                                        (b)       116      170       173      333
Lazard/JNL Small Cap Value Division                                     (a)        37      112       176      338
                                                                        (b)       117      172       176      338
Mellon Capital Management/JNL S&P 500 Index Division                    (a)        31       95       148      284
                                                                        (b)       111      155       148      284
Mellon Capital Management/JNL S&P 400 Mid Cap Index Division            (a)        31       95       148      284
                                                                        (b)       111      155       148      284
Mellon Capital Management/JNL Small Cap Index Division                  (a)        31       95       148      284
                                                                        (b)       111      155       148      284
Mellon Capital Management/JNL International Index Division              (a)        32       97       151      289
                                                                        (b)       112      157       151      289
Mellon Capital Management/JNL Bond Index Division                       (a)        31       95       148      284
                                                                        (b)       111      155       148      284
Oppenheimer/JNL Global Growth Division                                  (a)        36      109       170      327
                                                                        (b)       116      169       170      327
Oppenheimer/JNL Growth Division                                         (a)        35      107       168      323
                                                                        (b)       115      167       168      323
PIMCO/JNL Total Return Bond Division                                    (a)        33      101       158      303
                                                                        (b)       113      161       158      303
PPM America/JNL Balanced Division                                       (a)        33      102       159      304
                                                                        (b)       113      162       159      304
PPM America/JNL High Yield Bond Division                                (a)        33      102       159      304
                                                                        (b)       113      162       159      304
PPM America/JNL Money Market Division                                   (a)        32       98       152      292
                                                                        (b)       112      158       152      292
PPM America/JNL Value Division                                          (a)        41      123       194      373
                                                                        (b)       121      183       194      373
Putnam/JNL Equity Division                                              (a)        35      106       166      319
                                                                        (b)       115      166       166      319
Putnam/JNL International Equity Division                                (a)        37      113       178      342
                                                                        (b)       117      173       178      342
Putnam/JNL Midcap Growth Division                                       (a)        36      111       174      334
                                                                        (b)       116      171       174      334
Putnam/JNL Value Equity Division                                        (a)        35      106       166      320
                                                                        (b)       115      166       166      320
Salomon Brothers/JNL Global Bond Division                               (a)        35      106       165      318
                                                                        (b)       115      166       165      318
Salomon Brothers/JNL U.S. Government & Quality Bond Division            (a)        33      101       158      303
                                                                        (b)       113      161       158      303
S&P/JNL Conservative Growth Division I                                  (a)        27       83       128      243
                                                                        (b)       107      143       128      243
S&P/JNL Moderate Growth Division I                                      (a)        27       83       128      243
                                                                        (b)       107      143       128      243
S&P/JNL Aggressive Growth Division I                                    (a)        27       83       128      243
                                                                        (b)       107      143       128      243
S&P/JNL Very Aggressive Growth Division I                               (a)        27       83       128      243
                                                                        (b)       107      143       128      243
S&P/JNL Equity Growth Division I                                        (a)        27       83       128      243
                                                                        (b)       107      143       128      243
S&P/JNL Equity Aggressive Growth Division I                             (a)        27       83       128      243
                                                                        (b)       107      143       128      243
S&P/JNL Core Index 50 Division                                          (a)        27       83       128      243
                                                                        (b)       107      143       128      243
S&P/JNL Core Index 75 Division                                          (a)        27       83       128      243
                                                                        (b)       107      143       128      243
S&P/JNL Core Index 100 Division                                         (a)        27       83       128      243
                                                                        (b)       107      143       128      243
T. Rowe Price/JNL Established Growth Division                           (a)        34      105       164      316
                                                                        (b)       114      165       164      316
T. Rowe Price/JNL Mid-Cap Growth Division                               (a)        35      108       169      324
                                                                        (b)       115      168       169      324
T. Rowe Price/JNL Value Division                                        (a)        36      110       173      333
                                                                        (b)       116      170       173      333
First Trust/JNL The DowSM Target 10 Division                            (a)        33      101       158      303
                                                                        (b)       113      161       158      303
First Trust/JNL The S&P(R)Target 10 Division                            (a)        33      101       158      303
                                                                        (b)       113      161       158      303
First Trust/JNL Global Target 15 Division                               (a)        34      102       160      307
                                                                        (b)       114      162       160      307
First Trust/JNL Target 25 Division                                      (a)        33      101       158      303
                                                                        (b)       113      161       158      303
First Trust/JNL Target Small-Cap Division                               (a)        33      101       158      303
                                                                        (b)       113      161       158      303
-------------------------------------------------------------------------------- ------- --------- -------- ---------

EXAMPLES. You would pay the following expenses on a $1,000 investment if you do not select any optional endorsements, assuming a 5% annual return on assets:

     (a) if you do not surrender your Contract or if you begin receiving income payments from your contract after the first year;
     (b)  if you surrender your Contract at the end of each time period.

The examples for the S&P/JNL Funds include the .20% management and administrative fee for the S&P/JNL Funds and does not reflect the fees for the underlying funds which range from .81% to 1.42% for the S&P/JNL Funds. The underlying fund fees for the S&P/JNL Index Funds range from .81% to 1.42%.



                                                                                        TIME PERIODS
-------------------------------------------------------------------------------- ------- --------- -------- ---------
                                                                                   1        3         5        10
DIVISION  NAME                                                                    YEAR    YEARS     YEARS    YEARS
-------------------------------------------------------------------------------- ------- --------- -------- ---------
AIM/JNL Large Cap Growth  Division                                      (a)         28      87       147      302
                                                                        (b)        108     147       147      302
AIM/JNL Small Cap Growth Division                                       (a)         29      88       150      307
                                                                        (b)        109     148       150      307
AIM/JNL Premier Equity II Division                                      (a)         28      85       145      297
                                                                        (b)        108     145       145      297
Alger/JNL Growth Division                                               (a)         28      86       146      300
                                                                        (b)        108     146       146      300
Alliance Capital/JNL Growth Division                                    (a)         26      80       137      281
                                                                        (b)        106     140       137      281
Eagle/JNL Core Equity Division                                          (a)         27      84       142      293
                                                                        (b)        107     144       142      293
Eagle/JNL SmallCap Equity Division                                      (a)         28      85       145      298
                                                                        (b)        108     145       145      298
JPMorgan/JNL Enhanced S&P 500 Stock Index Division                      (a)         26      81       138      283
                                                                        (b)        106     141       138      283
JPMorgan/JNL International Value Division                               (a)         28      86       147      301
                                                                        (b)        108     146       147      301
Janus/JNL Aggressive Growth Division                                    (a)         27      84       142      293
                                                                        (b)        107     144       142      293
Janus/JNL Balanced Division                                             (a)         28      86       146      299
                                                                        (b)        108     146       146      299
Janus/JNL Capital Growth Division                                       (a)         28      84       144      296
                                                                        (b)        108     144       144      296
Janus/JNL Global Equities Division**                                    (a)         28      85       145      298
                                                                        (b)        108     145       145      298
Lazard/JNL Mid Cap Value Division                                       (a)         28      87       148      303
                                                                        (b)        108     147       148      303
Lazard/JNL Small Cap Value Division                                     (a)         29      89       151      309
                                                                        (b)        109     149       151      309
Mellon Capital Management/JNL S&P 500 Index Division                    (a)         23      72       123      253
                                                                        (b)        103     132       123      253
Mellon Capital Management/JNL S&P 400 Mid Cap Index Division            (a)         23      72       123      253
                                                                        (b)        103     132       123      253
Mellon Capital Management/JNL Small Cap Index Division                  (a)         23      72       123      253
                                                                        (b)        103     132       123      253
Mellon Capital Management/JNL International Index Division              (a)         24      73       125      258
                                                                        (b)        104     133       125      258
Mellon Capital Management/JNL Bond Index Division                       (a)         23      72       123      253
                                                                        (b)        103     132       123      253
Oppenheimer/JNL Global Growth Division                                  (a)         28      85       145      297
                                                                        (b)        108     145       145      297
Oppenheimer/JNL Growth Division                                         (a)         27      84       142      293
                                                                        (b)        107     144       142      293
PIMCO/JNL Total Return Bond Division                                    (a)         25      78       133      273
                                                                        (b)        105     138       133      273
PPM America/JNL Balanced Division                                       (a)         25      78       133      274
                                                                        (b)        105     138       133      274
PPM America/JNL High Yield Bond Division                                (a)         25      78       133      274
                                                                        (b)        105     138       133      274
PPM America/JNL Money Market Division                                   (a)         24      74       127      261
                                                                        (b)        104     134       127      261
PPM America/JNL Value Division                                          (a)         26      79       135      278
                                                                        (b)        106     139       135      278
Putnam/JNL Equity Division                                              (a)         27      82       141      289
                                                                        (b)        107     142       141      289
Putnam/JNL International Equity Division                                (a)         29      90       153      313
                                                                        (b)        109     150       153      313
Putnam/JNL Midcap Growth Division                                       (a)         28      87       148      304
                                                                        (b)        108     147       148      304
Putnam/JNL Value Equity Division                                        (a)         27      83       141      290
                                                                        (b)        107     143       141      290
Salomon Brothers/JNL Global Bond Division                               (a)         27      82       140      288
                                                                        (b)        107     142       140      288
Salomon Brothers/JNL U.S. Government & Quality Bond Division            (a)         25      77       132      272
                                                                        (b)        105     137       132      272
S&P/JNL Conservative Growth Division I                                  (a)         19      59       102      210
                                                                        (b)         99     119       102      210
S&P/JNL Moderate Growth Division I                                      (a)         19      59       102      210
                                                                        (b)         99     119       102      210
S&P/JNL Aggressive Growth Division I                                    (a)         19      59       102      210
                                                                        (b)         99     119       102      210
S&P/JNL Very Aggressive Growth Division I                               (a)         19      59       102      210
                                                                        (b)         99     119       102      210
S&P/JNL Equity Growth Division I                                        (a)         19      59       102      210
                                                                        (b)         99     119       102      210
S&P/JNL Equity Aggressive Growth Division I                             (a)         19      59       102      210
                                                                        (b)         99     119       102      210
S&P/JNL Core Index 50 Division                                          (a)         19      59       102      210
                                                                        (b)         99     119       102      210
S&P/JNL Core Index 75 Division                                          (a)         19      59       102      210
                                                                        (b)         99     119       102      210
S&P/JNL Core Index 100 Division                                         (a)         19      59       102      210
                                                                        (b)         99     119       102      210
T. Rowe Price/JNL Established Growth Division                           (a)         27      81       139      286
                                                                        (b)        107     141       139      286
T. Rowe Price/JNL Mid-Cap Growth Division                               (a)         27      84       143      295
                                                                        (b)        107     144       143      295
T. Rowe Price/JNL Value Division                                        (a)         28      87       148      303
                                                                        (b)        108     147       148      303
First Trust/JNL The DowSM Target 10 Division                            (a)         25      77       132      272
                                                                        (b)        105     137       132      272
First Trust/JNL The S&P(R)Target 10 Division                            (a)        25       77       132      272
                                                                        (b)       105      137       132      272
First Trust/JNL Global Target 15 Division                               (a)        26       79       135      277
                                                                        (b)       106      139       135      277
First Trust/JNL Target 25 Division                                      (a)        25       77       132      272
                                                                        (b)       105      137       132      272
First Trust/JNL Target Small-Cap Division                               (a)        25       77       132      272
                                                                        (b)       105      137       132      272
-------------------------------------------------------------------------------- ------- --------- -------- ---------


EXPLANATION OF FEE TABLE AND EXAMPLES. The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Examples reflect the expenses of the Separate Account and the Funds. Premium taxes may also apply.

A withdrawal charge is imposed on income payments which occur within 13 months of the date the contract is issued.

THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. THE ACTUAL EXPENSES THAT YOU INCUR MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL STATEMENTS. No accumulation unit value history is contained in this prospectus because these contracts were not offered as of the year ended December 31, 2001.

You can find the following financial statements in the SAI:

     o the financial statements of the Separate Account for the year ended December 31, 2001 and

     o the financial statements of Jackson National NY for the year ended December 31, 2001.

The Separate Account's financial statements for the year ended December 31, 2001, and the financial statements of Jackson National NY for the year ended December 31, 2001, have been audited by KPMG LLP, independent accountants. The Separate Account's financial statements relate to other contracts offered through the Separate Account.

                              THE ANNUITY CONTRACT

Your Contract is a contract between you, the owner, and us. Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit. Purchases under tax-qualified plans should be made for other than tax deferral reasons. Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract. We generally will not issue a Contract to someone older than 90. Your Contract or your qualified plan permit you to accumulate contract value on a tax-deferred basis. You may allocate your contract values to


     o our Guaranteed Fixed Account, as may be made available by us, or as may be otherwise limited by us, or to

     o Investment Divisions of the Separate Account that invest in underlying Funds.

Your Contract, like all deferred annuity contracts, has two phases:

     o    the ACCUMULATION PHASE, when you make premium payments to us, and

     o    the INCOME PHASE, when we make income payments to you.

As the owner, you can exercise all the rights under your Contract. You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment. An assignment may be a taxable event.

--------------------------------------------------------------------------------
YOU MAY CHOOSE AMONG FIXED AND VARIABLE ALLOCATION OPTIONS IN BOTH THE ACCUMULATION AND INCOME PHASES OF YOUR CONTRACT, AS THEN CURRENTLY AVAILABLE.
--------------------------------------------------------------------------------

                               JACKSON NATIONAL NY

We are a stock life insurance company organized under the laws of the state of New York in July 1995. Our legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. We are admitted to conduct life insurance and annuity business in the states of Delaware, New York and Michigan. We are ultimately a wholly owned subsidiary of Prudential plc (London, England).

We issue the Contracts and administer the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each owner; the number and type of Contracts issued to each owner; and records with respect to the value of each Contract.

--------------------------------------------------------------------------------
WE ARE A LIFE INSURANCE COMPANY AND ISSUE ANNUITIES AND LIFE INSURANCE
CONTRACTS.
--------------------------------------------------------------------------------

                          THE GUARANTEED FIXED ACCOUNT

Contract value that you allocate to the Guaranteed Fixed Account option will be placed with other assets in our general account. The Guaranteed Fixed Account option is not registered with the SEC, and the SEC does not review the information we provide to you about it. Both the availability of Guaranteed Fixed Account options, and transfers into and out of the Guaranteed Fixed Account options, may be subject to contractual and administrative requirements. Accordingly, before purchasing a contract, you should consult your JNLNY representative with respect to the current availability of Guaranteed Fixed Accounts and their limitations.

The GUARANTEED FIXED ACCOUNT, if available, offers a minimum interest rate that we guarantee for a one year period. We guarantee principal and interest of any contract values while they are allocated to the Guaranteed Fixed Account only if amounts allocated to the account are not withdrawn until the end of the one year duration. The value of the Guaranteed Fixed Account may be reduced if you make a withdrawal prior to the end of the Guaranteed Fixed Account period, but will never be less than your premium payments (minus any applicable premium tax) and transfers allocated to the Guaranteed Fixed Account, minus transfers, withdrawals and charges from the Guaranteed Fixed Account, accumulated at 3% per year, minus any withdrawal charges or any tax due. Your Contract contains a more complete description of the Guaranteed Fixed Account, as supplemented by our administrative requirements relating to transfers.

--------------------------------------------------------------------------------
THE GUARANTEED FIXED ACCOUNT IS NOT A SECURITY. YOUR ALLOCATIONS TO THE GUARANTEED FIXED ACCOUNT WILL ACCUMULATE AT LEAST AT THE MINIMUM GUARANTEED RATE OF THE GUARANTEED FIXED ACCOUNT.
--------------------------------------------------------------------------------

                              THE SEPARATE ACCOUNT

We established the Separate Account on September 12, 1997, pursuant to the provisions of New York law. The Separate Account is registered as an investment company with the SEC.

The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations. However, we are not allowed to use the contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the Contracts and not against any other contracts we may issue.

The Separate Account is divided into Investment Divisions. We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

--------------------------------------------------------------------------------
BOTH THE AVAILABILITY OF FIXED ACCOUNT OPTIONS, AND TRANSFERS INTO AND OUT OF THE FIXED ACCOUNT OPTIONS, MAY BE SUBJECT TO CONTRACTUAL AND ADMINISTRATIVE LIMITATIONS.
--------------------------------------------------------------------------------

                              INVESTMENT DIVISIONS

You can allocate your contract value to any or all of the Investment Divisions; however, you may not allocate to more than 18 Allocation Options at any one time. Each Investment Division purchases the shares of one underlying Funds (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the Guaranteed Fixed Account. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR MONEY ALLOCATED TO ANY OF THE INVESTMENT DIVISIONS. If you allocate contract values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

--------------------------------------------------------------------------------
YOUR ALLOCATIONS TO INVESTMENT DIVISIONS ARE INVESTED IN UNDERLYING FUNDS AND WHETHER YOU MAKE OR LOSE MONEY DEPENDS ON THE INVESTMENT PERFORMANCE OF THOSE FUNDS.
--------------------------------------------------------------------------------

                  THE FUNDS, INVESTMENT OBJECTIVES AND ADVISERS

          ==================================== =========================================== ==========================
                     Name of Fund                         Investment Objective              Investment Adviser (and
                                                                                                 Sub-Adviser)
          ===========================================================================================================
          JNL Series Trust
          ------------------------------------ ------------------------------------------- --------------------------
          AIM/JNL Large Cap Growth             Seeks long-term growth of capital by        Jackson National Asset
                                               investing in securities of                  Management, LLC (and AIM
                                               large-capitalization companies.             Capital Management, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          AIM/JNL Small Cap Growth             Seeks long-term growth of capital by        Jackson National Asset
                                               normally investing at least 80% of its      Management, LLC (and AIM
                                               assets (net assets plus the amount of any   Capital Management, Inc.)
                                               borrowings for investment purposes) in
                                               equity securities of U.S. issuers that
                                               have market capitalizations less than
                                               that of the largest company in the
                                               Russell 2000(R)Index.
          ------------------------------------ ------------------------------------------- --------------------------
          AIM/JNL Premier Equity II            Seeks to achieve long-term growth by        Jackson National Asset
                                               investing primarily in equity securities    Management, LLC (and AIM
                                               judged by the Fund's investment             Capital Management, Inc.)
                                               sub-adviser to be undervalued relative to
                                               the investment sub-adviser's appraisal of
                                               the current or projected earnings of the
                                               companies issuing the securities relative
                                               to their assets' current market value or
                                               to the equity markets generally.
          ------------------------------------ ------------------------------------------- --------------------------
          Alger/JNL Growth                     Seeks long-term capital appreciation by     Jackson National Asset
                                               investing at least 65% of its total         Management, LLC (and
                                               assets in a diversified portfolio of        Fred Alger Management,
                                               equity securities - common stock,           Inc.)
                                               preferred stock, and securities
                                               convertible into or exchangeable for
                                               common stock - of large companies which
                                               trade on U.S. exchanges or in the U.S.
                                               over-the-counter market.
          ------------------------------------ ------------------------------------------- --------------------------
          Alliance Capital/JNL Growth          Seeks long-term growth of capital by        Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stocks or securities    Alliance Capital
                                               with common stock characteristics that      Management L.P.)
                                               the sub-adviser believes have the
                                               potential for capital appreciation, which
                                               include securities convertible into or
                                               exchangeable for common stock.
          ------------------------------------ ------------------------------------------- --------------------------
          Eagle/JNL Core Equity                Seeks long-term capital appreciation and,   Jackson National Asset
                                               secondarily, current income by investing    Management, LLC (and
                                               at least 80% of its total assets in a       Eagle Asset Management,
                                               diversified portfolio of common stock of    Inc.)
                                               U.S. companies that meet the criteria for
                                               one of three separate equity strategies:
                                               the growth equity strategy, the value
                                               equity strategy and the equity income
                                               strategy.
          ------------------------------------ ------------------------------------------- --------------------------
          Eagle/JNL SmallCap Equity            Seeks long-term capital appreciation by     Jackson National Asset
                                               investing at least 80% of its total         Management, LLC (and
                                               assets in a diversified portfolio of        Eagle Asset Management,
                                               equity securities of domestic small         Inc.)
                                               capitalization companies, i.e., companies
                                               which, at the time of purchase, typically
                                               have a market capitalization of
                                               approximately $1 billion.
          ------------------------------------ ------------------------------------------- --------------------------
          JPMorgan/JNL Enhanced S&P 500        Seeks high total return from a broadly      Jackson National Asset
          Stock Index Fund                     diversified portfolio of equity             Management, LLC (and
                                               securities by investing in a diversified    J.P. Morgan Investment
                                               portfolio of large- and                     Management, Inc.)
                                               medium-capitalization U.S. companies.
          ------------------------------------ ------------------------------------------- --------------------------
          JPMorgan/JNL International Value     Seeks high total return from a portfolio    Jackson National Asset
                                               of equity securities of foreign companies   Management, LLC (and
                                               in developed and, to a lesser extent,       J.P. Morgan Investment
                                               developing markets.                         Management, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          Janus/JNL Aggressive Growth          Seeks long-term growth of capital by        Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stocks of U.S. and      Janus Capital
                                               foreign companies selected for their        Management, LLC)
                                               growth potential.
          ------------------------------------ ------------------------------------------- --------------------------
          Janus/JNL Balanced                   Seeks long-term capital growth,             Jackson National Asset
                                               consistent with preservation of capital     Management, LLC (and
                                               and balanced by current income normally     Janus Capital
                                               investing 40-60% of its assets in           Management, LLC)
                                               securities selected primarily for their
                                               growth potential and 40-60% of its assets
                                               in securities selected primarily for
                                               their income potential.
          ------------------------------------ ------------------------------------------- --------------------------
          Janus/JNL Capital Growth             Seeks long-term growth of capital in a      Jackson National Asset
                                               manner consistent with the preservation     Management, LLC (and
                                               of capital through a non-diversified        Janus Capital
                                               portfolio consisting primarily of common    Management, LLC)
                                               stocks of U.S. and foreign companies
                                               selected for their growth potential and
                                               normally invests at least 50% of its
                                               equity assets in medium-sized companies.
          ------------------------------------ ------------------------------------------- --------------------------
          Janus/JNL Global Equities            Seeks long-term growth of capital in a      Jackson National Asset
                                               manner consistent with the preservation     Management, LLC (and
                                               of capital through a diversified            Janus Capital
                                               portfolio of common stocks of foreign and   Management, LLC)
                                               domestic issuers selected for their
                                               growth potential.
          ------------------------------------ ------------------------------------------- --------------------------
          Lazard/JNL Mid Cap                   Seeks capital appreciation by investing     Jackson National Asset
          Value                                at least 80% of its total assets in a       Management, LLC (and
                                               non-diversified portfolio of equity         Lazard Asset Management)
                                               securities of U.S. companies with
                                               market capitalizations in the
                                               range of companies represented in
                                               the Russell Mid Cap Index and
                                               that the sub-adviser believes are
                                               undervalued based on their return
                                               on equity.
          ------------------------------------ ------------------------------------------- --------------------------
          Lazard/JNL Small Cap                 Seeks capital appreciation by investing     Jackson National Asset
          Value                                at least 80% of its total assets in a       Management, LLC (and
                                               non-diversified portfolio of equity         Lazard Asset Management)
                                               securities of U.S. companies with
                                               market capitalizations in the
                                               range of companies represented by
                                               the Russell 2000(R) Index that
                                               the sub-adviser believes are
                                               undervalued based on their return
                                               on equity.
          ------------------------------------ ------------------------------------------- --------------------------
          Mellon Capital Management/JNL S&P    Seeks to match the performance of the S&P   Jackson National Asset
          500 Index                            500(R) Index to provide long-term capital   Management, LLC (and
                                               growth by investing in                      Mellon Capital
                                               large-capitalization company securities.    Management Corporation)
          ------------------------------------ ------------------------------------------- --------------------------
          Mellon Capital Management/JNL S&P    Seeks to match the performance of the S&P   Jackson National Asset
          400 Mid Cap Index                    400(R) Index to provide long-term capital   Management, LLC (and
                                               growth by investing in equity securities    Mellon Capital
                                               of medium capitalization weighted           Management Corporation)
                                               domestic corporations.
          ------------------------------------ ------------------------------------------- --------------------------
          Mellon Capital Management/JNL        Seeks to match the performance of the       Jackson National Asset
          Small Cap Index                      Russell 2000(R)Index to provide long-term   Management, LLC (and
                                               growth of capital by investing in equity    Mellon Capital
                                               securities of small to mid-size domestic    Management Corporation)
                                               corporations.
          ------------------------------------ ------------------------------------------- --------------------------
          Mellon Capital Management/JNL        Seeks to match the performance of the       Jackson National Asset
          International Index                  Morgan Stanley Capital International        Management, LLC (and
                                               Europe Australasia Far East Free Index to   Mellon Capital
                                               provide long-term capital growth by         Management Corporation)
                                               investing in international equity
                                               securities attempting to match
                                               the characteristics of each
                                               country within the index.
          ------------------------------------ ------------------------------------------- --------------------------
          Mellon Capital Management/JNL Bond   Seeks to match the performance of the       Jackson National Asset
          Index                                Lehman Brothers Aggregate Bond Index to     Management, LLC (and
                                               provide a moderate rate of income by        Mellon Capital
                                               investing in domestic fixed income          Management Corporation)
                                               investments.
          ------------------------------------ ------------------------------------------- --------------------------
          Oppenheimer/JNL Global Growth        Seeks capital appreciation by investing     Jackson National Asset
                                               primarily in common stocks of companies     Management, LLC (and
                                               in the U.S. and foreign countries. The      OppenheimerFunds, Inc.)
                                               Fund can invest without limit in foreign
                                               securities and can invest in any country,
                                               including countries with developed or
                                               emerging markets.
          ------------------------------------ ------------------------------------------- --------------------------
          Oppenheimer/JNL Growth               Seeks capital appreciation by investing     Jackson National Asset
                                               mainly in common stocks of "growth          Management, LLC (and
                                               companies." The Fund currently focuses on   OppenheimerFunds, Inc.)
                                               stocks of companies having a large
                                               capitalization (currently more than $12
                                               billion) or mid-capitalization ($2
                                               billion to $12 billion), but this focus
                                               could change over time as well as the
                                               companies the Fund considers to be
                                               currently large and mid-capitalization.
          ------------------------------------ ------------------------------------------- --------------------------
          PIMCO/JNL Total Return               Seeks maximum total return, consistent      Jackson National Asset
          Bond                                 with the preservation of capital and        Management, LLC (and
                                               prudent investment management, by           Pacific Investment
                                               normally investing at least 80% of its      Management Company LLC)
                                               assets in a diversified portfolio of
                                               investment-grade, fixed-income securities
                                               of U.S. and foreign issuers such as
                                               government, corporate, mortgage- and
                                               other asset-backed securities and cash
                                               equivalents.
          ------------------------------------ ------------------------------------------- --------------------------
          PPM America/JNL Balanced             Seeks reasonable income, long-term          Jackson National Asset
                                               capital growth and preservation of          Management, LLC (and PPM
                                               capital by investing primarily in a         America, Inc.)
                                               diversified portfolio of common stock and
                                               fixed-income securities of U.S.
                                               companies, but may also invest in
                                               securities convertible into
                                               common stocks, deferred debt
                                               obligations and zero coupon
                                               bonds.
          ------------------------------------ ------------------------------------------- --------------------------
          PPM America/JNL High Yield Bond      Seeks to provide a high level of current    Jackson National Asset
                                               income, with capital appreciation as a      Management, LLC (and PPM
                                               secondary investment objective, by          America, Inc.)
                                               investing substantially in a diversified
                                               portfolio of long-term (over 10 years to
                                               maturity) and intermediate-term (3 to 10
                                               years to maturity) fixed-income
                                               securities of U.S. and foreign issuers,
                                               with an emphasis on higher-yielding,
                                               higher-risk, lower-rated or unrated bonds.
          ------------------------------------ ------------------------------------------- --------------------------
          PPM America/JNL Money Market         Seeks a high level of current income as     Jackson National Asset
                                               is consistent with the preservation of      Management, LLC (and PPM
                                               capital and maintenance of liquidity by     America, Inc.)
                                               investing in high quality, short-term money
                                               market instruments.
          ------------------------------------ ------------------------------------------- --------------------------
          PPM America/JNL Value                Seeks long-term growth of capital by        Jackson National Asset
                                               investing at least 65% of its total         Management, LLC (and PPM
                                               assets in common stocks of domestic         America, Inc.)
                                               companies.
          ------------------------------------ ------------------------------------------- --------------------------
          Putnam/JNL Equity                    Seeks long-term capital growth by           Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stock of domestic,      Putnam Investment
                                               large-capitalization companies. However,    Management, Inc.)
                                               the Fund may also invest in preferred
                                               stocks, bonds, convertible preferred
                                               stock and convertible debentures if the
                                               sub-adviser believes that they offer the
                                               potential for capital appreciation.
          ------------------------------------ ------------------------------------------- --------------------------
          Putnam/JNL International Equity      Seeks long-term growth of capital by        Jackson National Asset
                                               investing at least 80% of its total         Management, LLC (and
                                               assets in a diversified portfolio           Putnam Investment
                                               consisting primarily of common stocks of    Management, Inc.)
                                               non-U.S. companies. The Fund invests in
                                               foreign securities that the sub-adviser
                                               believes offer significant potential for
                                               long-term appreciation.
          ------------------------------------ ------------------------------------------- --------------------------
          Putnam/JNL Midcap Growth             Seeks capital appreciation by investing     Jackson National Asset
                                               mainly in common stocks of U.S. companies   Management, LLC (and
                                               with a focus on growth stocks which are     Putnam Investment
                                               stocks whose earnings the sub-adviser       Management, Inc.)
                                               believes are likely to grow faster than
                                               the economy as a whole.
          ------------------------------------ ------------------------------------------- --------------------------
          Putnam/JNL Value Equity              Seeks capital growth, with income as a      Jackson National Asset
                                               secondary objective, by investing           Management, LLC (and
                                               primarily in a diversified portfolio of     Putnam Investment
                                               equity securities of domestic,              Management, Inc.)
                                               large-capitalization companies. At least
                                               80% of its total assets will be invested,
                                               under normal market conditions, in equity
                                               securities.
          ------------------------------------ ------------------------------------------- --------------------------
          Salomon Brothers/JNL Global Bond     Seeks a high level of current income,       Jackson National Asset
                                               with capital appreciation as a secondary    Management, LLC (and
                                               objective, by investing at least 80% of     Salomon Brothers Asset
                                               its total assets in a globally diverse      Management Inc)
                                               portfolio of fixed-income investments.
          ------------------------------------ ------------------------------------------- --------------------------
          Salomon Brothers/JNL U.S.            Seeks a high level of current income by     Jackson National Asset
          Government & Quality Bond            investing at least 80% of its assets in:    Management, LLC (and
                                               (i) U.S. Treasury obligations; (ii)         Salomon Brothers Asset
                                               obligations issued or guaranteed by         Management Inc)
                                               agencies or instrumentalities of the U.S.
                                               Government which are backed by their own
                                               credit and may not be backed by the full
                                               faith and credit of the U.S. Government;
                                               and (iii) mortgage-backed securities
                                               guaranteed by the Government National
                                               Mortgage Association that are supported
                                               by the full faith and credit of the U.S.
                                               Government.
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Conservative Growth  I       Seeks capital growth and current income     Jackson National Asset
                                               by investing in a diversified group of      Management, LLC (and
                                               other Funds of the Trust that invest in     Standard & Poor's
                                               equity and fixed income securities.         Investment Advisory
                                                                                           Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Moderate Growth  I           Seeks capital growth with current income    Jackson National Asset
                                               as a secondary objective by investing in    Management, LLC (and
                                               a diversified group of other Funds of the   Standard & Poor's
                                               Trust that invest in equity and fixed       Investment Advisory
                                               income securities.                          Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Aggressive Growth  I         Seeks capital growth by investing in a      Jackson National Asset
                                               diversified group of other Funds of the     Management, LLC (and
                                               Trust that invest in equity and fixed       Standard & Poor's
                                               income securities.                          Investment Advisory
                                                                                           Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Very Aggressive Growth  I    Seeks capital growth by investing in a      Jackson National Asset
                                               diversified group of other Funds of the     Management, LLC (and
                                               Trust that invest in equity securities.     Standard & Poor's
                                                                                           Investment Advisory
                                                                                           Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Equity Growth  I             Seeks capital growth by investing in a      Jackson National Asset
                                               diversified group of other Funds of the     Management, LLC (and
                                               Trust that invest primarily in equity       Standard & Poor's
                                               securities.                                 Investment Advisory
                                                                                           Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Equity Aggressive Growth  I  Seeks capital growth by investing in a      Jackson National Asset
                                               diversified group of other Funds of the     Management, LLC (and
                                               Trust that invest primarily in equity       Standard & Poor's
                                               securities.                                 Investment Advisory
                                                                                           Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Core Index 50                Seeks capital growth and current income     Jackson National Asset
                                               by investing 50% of the Fund's assets in    Management, LLC (and
                                               the index funds of the Trust and 50% in a   Standard & Poor's
                                               diversified group of other Funds of the     Investment Advisory
                                               Trust that invest in equity and fixed       Services, Inc.)
                                               income securities.
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Core Index 75                Seeks capital growth and current income     Jackson National Asset
                                               by investing 75% of the Fund's assets in    Management, LLC (and
                                               the index funds of the Trust and 25% in a   Standard & Poor's
                                               diversified group of other Funds of the     Investment Advisory
                                               Trust that invest in equity and fixed       Services, Inc.)
                                               income securities.
          ------------------------------------ ------------------------------------------- --------------------------
          S&P/JNL Core Index 100               Seeks capital growth and current income     Jackson National Asset
                                               by investing in the index funds of the      Management, LLC (and
                                               Trust and the money market fund.            Standard & Poor's
                                                                                           Investment Advisory
                                                                                           Services, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          T. Rowe Price/JNL Established        Seeks long-term growth of capital and       Jackson National Asset
          Growth                               increasing dividend income by investing     Management, LLC (and T.
                                               primarily in a diversified portfolio of     Rowe Price Associates,
                                               common stocks of well-established U.S.      Inc.)
                                               growth companies.
          ------------------------------------ ------------------------------------------- --------------------------
          T. Rowe Price/JNL Mid-Cap Growth     Seeks long-term growth of capital by        Jackson National Asset
                                               normally investing at least 80% of its      Management, LLC (and T.
                                               total assets in a diversified portfolio     Rowe Price Associates,
                                               of common stocks of medium-sized            Inc.)
                                               (mid-cap) U.S. companies which the
                                               sub-adviser expects to grow at a faster
                                               rate than the average company.
          ------------------------------------ ------------------------------------------- --------------------------
          T. Rowe Price/JNL Value              Seeks long-term capital appreciation by     Jackson National Asset
                                               investing in common stocks believed to be   Management, LLC (and T.
                                               undervalued. Income is a secondary          Rowe Price Associates,
                                               objective.  In taking a value approach to   Inc.)
                                               investment selection, at least 65% of its
                                               total assets will be invested in common
                                               stocks the portfolio manager regards as
                                               undervalued.
          ------------------------------------ ------------------------------------------- --------------------------
          JNLNY Variable Fund I LLC
          ------------------------------------ ------------------------------------------- --------------------------
          First Trust/JNL The DowSM  Target    Seeks a high total return through a         Jackson National Asset
          10                                   combination of capital appreciation and     Management, LLC (and
                                               dividend income by investing                First Trust Advisors
                                               approximately equal amounts in the common   L.P.)
                                               stock of the tencompanies included in the
                                               Dow Jones Industrial AverageSM which
                                               have the highest dividend yields
                                               on a pre-determined selection
                                               date.

          ------------------------------------ ------------------------------------------- --------------------------
          First Trust/JNL The S&P(R)Target 10  Seeks a high total return through a         Jackson National Asset
                                               combination of capital appreciation and     Management, LLC (and
                                               dividend income by investing                First Trust Advisors
                                               approximately equal amounts in the common   L.P.)
                                               stocks of 10 companies selected from a
                                               pre-screened subset of the stocks listed
                                               in The S&P 500(R)Index on a pre-determined
                                               selection date.
          ------------------------------------ ------------------------------------------- --------------------------
          First Trust/JNL Global Target 15     Seeks a high total return through a         Jackson National Asset
                                               combination of capital appreciation and     Management, LLC (and
                                               dividend income by investing in the         First Trust Advisors
                                               common stocks of the five companies with    L.P.)
                                               the lowest per share stock price of the
                                               ten companies in each of The Dow Jones
                                               Industrial AverageSM, the Financial Times
                                               Industrial Ordinary Share Index and the
                                               Hang Seng Index, respectively, that have
                                               the highest dividend yields in the
                                               respective index on a pre-determined
                                               selection date.
          ------------------------------------ ------------------------------------------- --------------------------
          First Trust/JNL Target 25            Seeks a high total return through a         Jackson National Asset
                                               combination of capital appreciation and     Management, LLC (and
                                               dividend income by investing in the         First Trust Advisors
                                               common stocks of 25 companies selected      L.P.)
                                               from a pre-screened subset of the stocks
                                               listed on the New York Stock Exchange on
                                               a pre-determined selection date.
          ------------------------------------ ------------------------------------------- --------------------------
          First Trust/JNL Target Small-Cap     Seeks a high total return through capital   Jackson National Asset
                                               appreciation by investing in a portfolio    Management, LLC (and
                                               of common stocks of 40 small                First Trust Advisors
                                               capitalization companies selected from a    L.P.)
                                               pre-screened subset of the common stocks
                                               listed on the New York Stock Exchange,
                                               the American Stock Exchange or The Nasdaq
                                               Stock Market on a pre-determined
                                               selection date.
          ------------------------------------ ------------------------------------------- --------------------------


The  investment  objectives  and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that the Fund's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the result of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers. The Funds described are available only through variable annuity contracts issued by Jackson National NY. They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

You should read the attached prospectuses for the JNL Series Trust and the JNLNY Variable Fund I LLC carefully before investing. For additional copies of the prospectuses, contact the Annuity Service Center at 1-800-766-4683.

Additional Funds and Investment Divisions may be available in the future.

VOTING PRIVILEGES. To the extent required by law, we will obtain instructions from you and other owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund. We will vote all the shares we own in proportion to those instructions from owners.

SUBSTITUTION. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account. We will not do this without any required approval of the SEC. We will give you notice of any substitution.

                                CONTRACT CHARGES

There are charges associated with your Contract that reduce your Contract's investment returns. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges (and certain other expenses) are as follows:

MORTALITY AND EXPENSE RISK CHARGES. Each day, as part of our calculation of the value of the accumulation units and annuity units, we make a deduction for mortality and expense charges. On an annual basis, these charges equal 1.50% of the average daily net asset value of your allocations to the Investment Divisions for the first six years. Starting in the seventh contract year or upon annuitization, if earlier than the beginning of the seventh contact year, these charges will equal 1.30% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Guaranteed Fixed Account.

This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract. Our mortality risks under the Contracts arise from our obligations:

     o to make income payments for the life of the annuitant during the income phase;

     o    to waive the withdrawal charge in the event of the owners death; and

     o to provide both basic and optional death benefits prior to the income date.

Our expense risks under the Contracts, include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charges. Included among these expense risks are those that we assume in connection with waivers of withdrawal charges under the Extended Care Benefit.

--------------------------------------------------------------------------------
YOUR CONTRACT'S CHARGES COMPENSATE US FOR OUR EXPENSES OF SELLING AND ADMINISTERING YOUR CONTRACT AND FOR THE SERVICES AND BENEFITS WE PROVIDE AND THE MORTALITY AND EXPENSE RISKS WE ASSUME UNDER THE CONTRACTS.
--------------------------------------------------------------------------------

ANNUAL CONTRACT MAINTENANCE CHARGE. During the accumulation phase, we deduct a $30 annual contract maintenance charge on each anniversary of the ISSUE DATE (the date your Contract was issued). We will also deduct the annual contract maintenance charge if you make a total withdrawal. This charge is for administrative expenses. We will not deduct this charge, if when the deduction is to be made, the value of your Contract is $50,000 or more.

ADMINISTRATION CHARGE. Each day, as part of our calculation of the value of the accumulation units and annuity units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Guaranteed Fixed Account. This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account. If the initial premium equals $1,000,000 or more, we will waive the Administration Charge. However, we reserve the right to reverse this waiver and reinstate the Administration Charge if withdrawals are made in the first contract year that result in the contract value falling substantially below $1,000,000, as determined by us.


TRANSFER CHARGE. You must pay $25 for each transfer in excess of 15 in a contract year. This charge is deducted from the amount that is transferred prior to the allocation to the new Allocation Option. We waive the transfer charge in connection with dollar cost averaging, rebalancing transfers and any transfers we require and we may charge a lesser fee where required by state law.


WITHDRAWAL CHARGE. At any time during the accumulation phase (if and to the extent that contract value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you may withdraw the following with no withdrawal charge:

     o PREMIUMS THAT ARE NO LONGER SUBJECT TO A WITHDRAWAL CHARGE (premiums in your annuity for at least three years without being withdrawn), plus

     o EARNINGS (excess of contract value in the Allocation Options over remaining premium in these Options)

     o    ADDITIONAL FREE WITHDRAWAL

          o for the first withdrawal during a contract year, 10% of premiums that remain subject to withdrawal charges and have not been previously withdrawn, minus earnings. Any withdrawals that are necessary to satisfy the minimum distribution requirements by the Internal Revenue Code are counted as part of the additional free withdrawal percentage.

WE WILL DEDUCT A WITHDRAWAL CHARGE ON:

     o    partial withdrawals in excess of the free withdrawal amount, or

     o    total withdrawals.

The amount of the withdrawal charge deducted varies (depending on how many years prior to the withdrawal you made the premium payment(s) you are withdrawing) according to the following schedule:

WITHDRAWAL CHARGE (as a percentage of premium payments):

 Completed Years Since Receipt of Premium (16)    0      1      2      3+
 Withdrawal Charge                                8%     7%     6%     0%


For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium. If you make a full withdrawal, the withdrawal charge is based on premiums remaining in the contract and no free withdrawal amount applies. If you withdraw only part of the value of your Contract, we deduct the withdrawal charge from the remaining value in your Contract. The withdrawal charge compensates us for costs associated with selling the Contracts.


NOTE: Withdrawals under a non-qualified Contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full. Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

We do not assess the withdrawal charge on any payments paid out as:

     o income payments (if that date is at least 13 months after the issue date);

     o    death benefits;

     o withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code; or

     o withdrawals of up to $250,000 from the Separate Account or from the Guaranteed Fixed Account if you need extended hospital or nursing home care as provided in your Contract.

We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce our sales expense. Some examples are:
the purchase of a Contract by a large group of individuals or an existing relationship between us and a prospective purchaser. We may not deduct a withdrawal charge under a Contract issued to an officer, director, agent or employee of Jackson National NY or any of our affiliates.

--------------------------------------------------------------------------------
o WITHDRAWAL CHARGES APPLY TO PARTIAL WITHDRAWALS IN EXCESS OF FREE WITHDRAWAL AMOUNTS AND TO ANY TOTAL WITHDRAWALS.
o FREE WITHDRAWALS DO NOT REDUCE THE TOTAL WITHDRAWAL CHARGES APPLICABLE TO A TOTAL WITHDRAWAL.
--------------------------------------------------------------------------------

CONTRACT ENHANCEMENT CHARGE. If you select the Contract Enhancement, then for a period of three contract years a charge that equals .65% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions will be charged. This charge is also assessed against any amounts you have allocated to the Guaranteed Fixed Account, resulting in a credited interest rate of 0.65%, less than the annual credited interest rate that would apply to the Guaranteed Fixed Account if the Contract Enhancement had not been elected. However, the annual credited interest rate, assuming no withdrawals, will never be less than 3%.

CONTRACT ENHANCEMENT RECAPTURE CHARGE. If you select the Contract Enhancement and then make a partial or total withdrawal from your Contract in the first three years since the premium payment withdrawn was made, you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancements that we credited to your Contract based on your first year payments. The amounts of these charges are as follows:

  CONTRACT ENHANCEMENT RECAPTURE CHARGE (as a percentage of the corresponding first year premium payment withdrawn if an optional Contract Enhancement is selected)

  Completed Years Since Receipt of Premium (17)    0        1        2        3+
  Recapture Charge (2% Credit)                     2%      1.5%     .75%      0%


We do not assess the recapture charge on any amounts paid out as:

     o    death benefits;

     o    withdrawals taken under your Contract's free withdrawal provisions;

     o withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code;

     o withdrawals of up to $250,000 from the Separate Account or from the Guaranteed Fixed Account if you need extended hospital or nursing home care as provided in your Contract; or

     o    income payments paid during the income phase.

Corresponding premium is premium allocated to the Investment Division and/or Fixed Account Options during the first Contract Year that has received a Contract Enhancement.

OPTIONAL DEATH BENEFIT CHARGE. If you select the optional death benefit available under your Contract, you will pay 0.15% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

--------------------------------------------------------------------------------
CHARGES FOR BENEFITS PROVIDED IN OPTIONAL ENDORSEMENTS ONLY APPLY IF YOU ELECT THOSE ENDORSEMENTS.
--------------------------------------------------------------------------------

COMMUTATION FEE. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the periods for which payments are guaranteed to be made under income option 3 your beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

     o (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and
     o (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

OTHER EXPENSES. We pay the operating expenses of the Separate Account. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached prospectus for the JNL Series Trust and the JNLNY Variable Fund I LLC.

Certain Funds pay Jackson National Asset Management, LLC, the adviser, an administrative fee for certain services provided to the Funds by the adviser. The Mellon Capital Management/JNL International Index Fund, the Oppenheimer/JNL Global Growth Fund and all of the First Trust/JNL Funds except the First Trust/JNL Global Target 15 Fund pay an administrative fee of .15%; the First Trust/JNL Global Target 15 Fund pays an administrative fee of .20%; the nine S&P/JNL Funds pay an administrative fee .05%; the other Funds pay a .10% administrative fee.

PREMIUM TAXES. Some states and other governmental entities charge premium taxes or other similar taxes. We pay these taxes and may make a deduction from your contract values for them. Premium taxes generally range from 0% to 4% depending on the state.

--------------------------------------------------------------------------------
IF YOUR STATE OR THE FEDERAL GOVERNMENT TAX US BECAUSE OF YOUR CONTRACT, WE CHARGE YOU FOR THOSE TAXES.
--------------------------------------------------------------------------------

INCOME TAXES. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of an Investment Division. No federal income taxes are applicable under present law, and we are not presently making any such deduction.

DISTRIBUTION OF CONTRACTS. Jackson National Life Distributors, Inc., located at 401 Wilshire Boulevard, Suite 1200, Santa Monica, California 90401, serves as the distributor of the Contracts. Jackson National Life Distributors, Inc. is a wholly-owned subsidiary of Jackson National Life Insurance Company.

Commissions are paid to broker-dealers who sell the Contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Where lower commissions are paid, we may also pay trail commissions. We may also pay commissions on the income date if the annuity option selected involves a life contingency or a payout over a period of ten or more years. Under certain circumstances, we may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission. We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge, including the distribution risk portion and other charges. We are affiliated with the following broker-dealers:

     o    National Planning Corporation,

     o    SII Investments, Inc.,

     o    IFC Holdings, Inc. D/B/A Invest Financial Corporation and

     o    Investment Centers of America, Inc.

--------------------------------------------------------------------------------
WE PAY BROKERS COMMISSIONS FOR SELLING CONTRACTS.
--------------------------------------------------------------------------------

                                    PURCHASES

MINIMUM INITIAL PREMIUM:

     o    $10,000 under most circumstances.

     o    $2,000 for a qualified plan Contract.

MINIMUM ADDITIONAL PREMIUMS:

     o    $500 for a qualified or non-qualified plan.

     o    $50 for an automatic payment plan.

     o You can pay additional premiums at any time during the accumulation phase.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce contract values below the minimum initial purchase amounts, as long as the amount left in the account is sufficient to pay the withdrawal charge. The minimum you may allocate to a Guaranteed Fixed Account or Investment Division is $100. There is a $100 minimum balance requirement for the Guaranteed Fixed Account and Investment Division. We reserve the right to restrict availability or impose restrictions on the Guaranteed Fixed Accounts.

MAXIMUM PREMIUMS:

     o The maximum aggregate premiums you may make without our prior approval is $1 million.


The payment of subsequent premium payments relative to market conditions at the time they are made may or may not contribute to the various benefits under your Contract, including the enhanced death benefit.


ALLOCATIONS OF PREMIUM. You may allocate your premiums to one or more of the Allocation Options. Each allocation must be a whole percentage between 0% and 100%. We will allocate any additional premiums you pay in the same way unless you instruct us otherwise. These allocations will be subject to our minimum allocation rules described above.

Although more than 18 Investment Divisions are available under your Contract, you may not allocate your contract values among more than 18 Allocation Options at any one time.

We will issue your Contract and allocate your first premium within two BUSINESS DAYS (days when the New York Stock Exchange is open) after we receive your first premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five business days, we will either return your money or get your permission to keep it until we receive all of the required information.

Each business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

--------------------------------------------------------------------------------
YOU MAY SELECT NO MORE THAN 18 ALLOCATION OPTIONS (INVESTMENT DIVISIONS PLUS THE GUARANTEED FIXED ACCOUNT) AT ANY ONE TIME.
--------------------------------------------------------------------------------

OPTIONAL CONTRACT ENHANCEMENT. If you elect the optional Contract Enhancement Endorsement, then at the end of any business day in the first contract year when we receive a premium payment, we will credit your contract values with an additional 2% of your payment. There is a charge that is assessed against the Investment Divisions and the Guaranteed Fixed Account for the Contract Enhancement. We will impose a Contract Enhancement recapture charge if you

     o make withdrawals in excess of the free withdrawals permitted by your Contract, or

     o    return your Contract during the Free Look period.

We will not impose the Contract Enhancement recapture charge if your withdrawal is made for extended care, withdrawal of earnings, withdrawals made in accordance with your Contract's free withdrawal provision, amounts paid out as income payments or death benefits, or to satisfy minimum distribution requirements of the Internal Revenue Code. We expect to make a profit on these charges for the Contract Enhancement. Please see the Appendix B for examples.

Your contract value will reflect any gains or losses attributable to a Contract Enhancement described above. Contract Enhancements, and any gains attributable to a Contract Enhancement, distributed under your Contract will be considered earnings under the contract for tax purposes.


Asset-based charges are deducted from the total value of the Separate Account. In addition, for the Guaranteed Fixed Account, the Contract Enhancement charge lowers the credited rate that would apply if the Contract Enhancement had not been elected. Therefore, your Contract incurs charges on the entire amounts included in your Contract, which includes premium payments made in the first three years, the Contract Enhancement and the earnings, if any, on such amounts for the first three contract years. As a result, the aggregate charges assessed will be higher than those that would be charged if the Contract did not include the Contract Enhancement. Accordingly, it is possible that upon surrender, you will receive less money back than you would have if you had not elected the Contract Enhancement. Jackson National NY will recapture all or part of any Contract Enhancements if you make withdrawals in the first three years. We expect to profit from certain charges assessed under the contract, including the withdrawal charge, the mortality and expense risk charge and the Contract Enhancement charge.

If you elect the Contract Enhancement and then make more than relatively small premium payments during contract years two and three, you would likely have lower account values than if you had not elected the Contract Enhancement. Thus, the Contract Enhancement is suitable only for those who expect to make substantially all of their premium payments in the first contract year. Charges for the Contract Enhancement are not assessed after the third contract year.


The increased contract value resulting from the Contract Enhancement is reduced during the first three contract years by the operation of the Contract Enhancement Charge. If you make premium payments only in the first contract year and do not make a withdrawal during the first three years, at the end of the three-year period that the Contract Enhancement Charge is applicable, the contract value will be equal to or slightly higher than if you had not selected the Contract Enhancement endorsement, regardless of investment performance. Contract values may also be higher if you pay additional premium payments in the first contract year, because those additional amounts will be subject to the Contract Enhancement Charge for less than three full years.

In the first three contract years, the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than contracts without the Contract Enhancement) on:

     o    death benefits computed on the basis of contract value;

     o    withdrawals taken under the additional free withdrawal provision;

     o withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code;

     o    withdrawals under our Extended Care Benefit. (See p. 27 below.)

--------------------------------------------------------------------------------
THE OPTIONAL CONTRACT ENHANCEMENT IS MOST SUITABLE IF YOU INTEND TO MAKE ONLY YOUR INITIAL PREMIUM PAYMENT.
--------------------------------------------------------------------------------

CAPITAL PROTECTION PROGRAM. If you select our Capital Protection program, we will allocate enough of your premium to the Guaranteed Fixed Account to assure that the amount so allocated will equal at the end of the 1 year period, your total original premium paid. You may allocate the rest of your premium to any Investment Division(s). If any part of the Guaranteed Fixed Account value is surrendered or transferred before the end of the selected guarantee period, the value at the end of that period will not equal the original premium. This program is available only if Guaranteed Fixed Account Options are available. You should consult your JNLNY representative with respect to the current availability of Guaranteed Fixed Accounts, their limitations, and the availability of the Capital Protection program.

For an example of Capital Protection, assume you made a premium payment of $10,000 when the interest rate for the one-year guaranteed period was 3.00% per year. We would allocate $9,709 to that guaranteed period because $9,709 would increase at that interest rate to $10,000 after one year, assuming no withdrawals are taken. The remaining $291 of the payment would be allocated to the Investment Division(s) you selected.


ACCUMULATION UNITS. Your contract value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select. In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an "accumulation unit." During the income phase we use a measure called an "annuity unit."


Every business day, we determine the value of an accumulation unit for each of the Investment Divisions by:

     o determining the total amount of assets held in the particular Investment Division;


     o    subtracting any charges and taxes chargeable under the contract; and


     o    dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day and may be different for different charges.

When you make a premium payment, we credit your Contract with accumulation units. The number of accumulation units we credit is determined at the close of that business day by dividing the amount of the premium allocated to any Investment Division by the value of the accumulation unit for that Investment Division.

--------------------------------------------------------------------------------
THE VALUE OF YOUR ALLOCATIONS TO INVESTMENT DIVISIONS IS MEASURED IN "ACCUMULATION UNITS."
--------------------------------------------------------------------------------

                                    TRANSFERS

You may transfer your contract value among the Investment Divisions at any time, but transfers between an available Guaranteed Fixed Account option, and an Investment Division must occur prior to the income date. There may be periods when we do not offer any Fixed Accounts, or when we impose special transfer requirements on the Fixed Accounts. If a renewal of allocation to the Guaranteed Fixed Account option occurs within one year of the income date, the Company will credit interest up to the income date at the then Current Interest Rate for the Guaranteed Fixed Account Option. You can make 15 transfers every contract year during the accumulation phase without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in good order.

--------------------------------------------------------------------------------
YOU MAY MAKE UP TO 15 FREE TRANSFERS PER CONTRACT YEAR.
--------------------------------------------------------------------------------


RESTRICTIONS ON TRANSFERS. To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers among Investment Divisions may be modified if we determine that the exercise by one or more Contract owners is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the disadvantage of other owners. A modification could be applied to transfers to or from one or more of the Investment Divisions, and could include, but are not limited to:


     o    requiring a minimum time period between each transfer;

     o limiting transfer requests from an agent acting on behalf of one or more contract owners or under a power of attorney on behalf of one or more contract owners; or

     o    limiting the dollar amount that you may transfer at any one time.

--------------------------------------------------------------------------------
WE RESERVE THE RIGHT TO MODIFY YOUR TRANSFER RIGHTS IF WE IT IS NECESSARY TO PREVENT DISADVANTAGE TO OTHER OWNERS.
--------------------------------------------------------------------------------

TELEPHONE TRANSACTIONS. You may make transfers by telephone, unless you elect not to have this privilege. When authorizing a transfer, you must complete your telephone call by the close of that business day (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

We attempt to assure that your telephone authorizations are genuine by requesting identifying information and tape recording telephone communications. We disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer you did not properly authorize. However, if we fail to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. We reserve the right to modify or discontinue at any time and without notice the acceptance of instructions from someone other than you, the telephone transfer privilege, and/or the right to make transfers. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in good order.

--------------------------------------------------------------------------------
YOU MAY TRANSFER YOUR CONTRACT VALUES AMONG ALLOCATION OPTIONS BY TELEPHONE, BUT WITHDRAWAL REQUESTS AND INCOME PAYMENT ELECTIONS MUST BE IN WRITING.
--------------------------------------------------------------------------------

                              ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

     o    by making either a partial or complete withdrawal,

     o    by electing the Systematic Withdrawal Program,

     o    by electing the Guaranteed Minimum Withdrawal Benefit, or

     o    by electing to receive income payments.

Your beneficiary can have access to the money in your Contract when a death benefit is paid.

When you make a complete withdrawal you will receive the value of your Contract on the day you make the withdrawal, minus any applicable premium tax, annual contract maintenance charges, charges due under any optional endorsement and all applicable withdrawal charges.

Your withdrawal request must be in writing. We will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse Contract owner monies.

Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the Guaranteed Fixed Account or Investment Division from which you are making the withdrawal. After your withdrawal, you must have at least $100 left in the Guaranteed Fixed Account or Investment Division.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. THERE ARE LIMITATIONS ON WITHDRAWALS FROM QUALIFIED PLANS. SEE "TAXES."

--------------------------------------------------------------------------------
WITHDRAWALS MAY BE TAXED, INCLUDING A POSSIBLE PENALTY TAX IF YOU ARE UNDER AGE 59 1/2.
--------------------------------------------------------------------------------

WAIVER OF WITHDRAWAL CHARGES FOR EXTENDED CARE. We will waive the withdrawal charge that would otherwise apply in certain circumstances by providing you, at no charge, an EXTENDED CARE BENEFIT, under which we will waive any withdrawal charges on amounts of up to $250,000 from the Separate Account or from the Guaranteed Fixed Account that you withdraw after providing us with a physician's statement that you have been confined to a nursing home or hospital for 90 consecutive days, beginning at least 30 days after your Contract was issued. You may exercise this benefit once under your Contract.

SYSTEMATIC WITHDRAWAL PROGRAM. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You will have to pay taxes on money you receive. You may be subject to a withdrawal charge.

SUSPENSION OF WITHDRAWALS OR TRANSFERS. We may be required to suspend or delay withdrawals or transfers from an Investment Division when:

     o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     o under applicable SEC rules, trading on the New York Stock Exchange is restricted;

     o under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

     o    the SEC, by order, may permit for the protection of owners.

We have reserved the right to defer payment for a withdrawal or transfer from the Guaranteed Fixed Account for the period permitted by law, but not more than six months.

                       INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us. The INCOME DATE is the day on which those payments begin. Once income payments begin, the contract cannot be returned to the accumulation phase. The income date must be at least one year after the contract is issued. You can choose the income date and an income option. The income options are described below.


If you do not choose an income option, we will assume that you selected Option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the income date or income option at any time before the income date, but the income date may only be changed to a later date, once one has been selected. You must give us written notice at least seven days before the scheduled income date. Income payments must begin by your 90th birthday under a non-qualified contract or the calendar year in which you attain age 70 1/2 under a traditional Individual Retirement Annuity (or such other age as required by law). Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. Distributions from Roth IRAs are not required prior to your death.

At the income date, you can choose to receive fixed or variable payments from the Investment Divisions. Unless you tell us otherwise, your income payments will be based on the Allocation Options that were in place on the income date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $2,000 to apply toward an income option, we may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $20, we may set the frequency of payments so that the first payment would be at least $20.

--------------------------------------------------------------------------------
IN YOUR CONTRACT'S INCOME PHASE, WE MAKE REGULAR PAYMENTS TO YOU.
--------------------------------------------------------------------------------

VARIABLE INCOME PAYMENTS. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

     o the amount of your contract value you allocate to the Investment Division(s) on the income date;

     o the amount of any applicable premium taxes, recapture charges or withdrawal charges deducted from your Contract value on the income date;

     o    which income option you select; and

     o the investment factors listed in your Contract that translate the amount of your contract value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of annuity units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including the age and gender of the annuitant if you select an income option with a life contingency and an assumed investment rate of 3%.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select. If that performance (measured by changes in the value of annuity units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease.

--------------------------------------------------------------------------------
THE AMOUNT OF YOUR INCOME PAYMENTS CAN BE GUARANTEED OR CAN VARY BASED ON THE PERFORMANCE OF THE INVESTMENT DIVISIONS YOU SELECT.
--------------------------------------------------------------------------------

INCOME OPTIONS. The annuitant is the person whose life we look to when we make income payments (each description assumes that you are the owner and annuitant). An income option may be elected or changed up to seven days prior to the income date.

     OPTION 1 - Life Income. This income option provides monthly payments for your life.

     OPTION 2 - Joint and Survivor. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

     OPTION 3 - Life Annuity With at Least 120 or 240 Monthly Payments. This income option provides monthly payments for the annuitant's life, but with payments continuing to the beneficiary for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

     OPTION 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

     ADDITIONAL OPTIONS - We may make other income options available.

                                  DEATH BENEFIT

The death benefit paid to your beneficiary upon your death is calculated as of the date we receive completed claim forms and proof of death from the beneficiary of record. The death benefit paid will be the basic death benefit unless you have selected the optional death benefit.

BASIC DEATH BENEFIT. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary. Only a spouse beneficiary has the right to continue the Contract in force upon your death.

The death benefit equals the greater of:

     (a) your contract value on the date we receive proof of death and completed claim forms from your beneficiary; or

     (b) the total premiums you have paid since your Contract was issued minus prior withdrawals (including any applicable charges), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and premium taxes.

For purposes of calculating (b) all adjustments to the Net Premiums will occur at the time of the withdrawal, premium payment, or deduction of the annual contract maintenance charges, transfer charges, any applicable charges due to optional endorsement or taxes and all adjustments for amounts withdrawn will reduce the Net Premiums in the same proportion that the contract value was reduced on the date of that withdrawal.


The death benefit can be paid under one of the following death benefit options:


     o    single lump sum payment; or

     o    payment of entire death  benefit  within 5 years of the date of death;
          or

     o payment of the entire death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy, with the balance of the death benefit payable to the beneficiary.

Under these income options, the beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the beneficiary.

Unless the beneficiary chooses to receive the entire death benefit in a single sum, the beneficiary must elect an income option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death. If the beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your beneficiary is your spouse, he/she can continue the Contract in his/her own name. The Special Spousal Continuation Option is an additional way to continue your contract. See the "Special Spousal Continuation" section below.

As owner, you may also make a predetermined selection of the death benefit option to be paid if your death occurs before the income date. If this Preselected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the beneficiary is your spouse, unless such restriction is prohibited by law.

--------------------------------------------------------------------------------
IF YOU DIE BEFORE YOUR CONTRACT'S INCOME PHASE, YOUR BENEFICIARY WILL BE PAID AT LEAST THE GREATER OF YOUR CONTRACT VALUE OR YOUR NET PREMIUM PAYMENTS.
--------------------------------------------------------------------------------

OPTIONAL DEATH BENEFIT. You may elect to protect your Contract's death benefit from certain types of poor investment performance by selecting the Maximum Anniversary Value Death Benefit Endorsement:


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT changes your basic death benefit to the greatest of:

     (a) Your "contract value" on the date we receive proof of death and completed claim forms from your beneficiary; or


     (b) Total "NET PREMIUMS" (premiums you paid net of premium taxes minus any withdrawals (including any applicable charges), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes we have paid - these charges are collected from contract value) since your Contract was issued; or

     (c) Your greatest contract value on any contract anniversary prior to your 81st birthday, reduced by any withdrawals (including any applicable withdrawal charges), annual contract maintenance charges, transfer charges, and any applicable charges due under any optional endorsement subsequent to that contract anniversary, plus any premiums paid (net of any applicable premium taxes) subsequent to that contract anniversary, minus taxes deducted subsequent to that contract anniversary.


For purposes of calculating (b) and (c), all adjustments to the Net Premiums or contract anniversary values will occur at the time of the withdrawal, premium payment, or deduction of the annual contract maintenance charges, transfer charges, any applicable charges due to an optional endorsement or taxes and all adjustments for amounts withdrawn will reduce the Net Premiums or contract anniversary values in items (b) and (c) above in the same proportion that the contract value was reduced on the date of that withdrawal.

You may not elect the Maximum Anniversary Value Death Benefit if you are older than age 80 when your Contract is issued. The closer to age 81 you are when your Contract is issued, the less advantageous it would be for you to select these options.

SPECIAL SPOUSAL CONTINUATION OPTION. If your spouse is the beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option no death benefit will be paid at that time. Instead, we will contribute to the Contract a CONTINUATION ADJUSTMENT, which is the amount by which the death benefit that would have been payable exceeds the contract value. We calculate this amount using the contract value and death benefit as of the date we receive completed forms and due proof of death from the beneficiary of record and the spousal beneficiary's written request to continue the Contract (the "CONTINUATION DATE"). We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. However, the spouse may continue the contract at contract value without any charge and without exercising the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name under the Special Spousal Continuation option, the new contract value will be considered the initial premium for purposes of determining any future death benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract

If your spouse elects to continue the Contract, your spouse, as new owner, cannot terminate most of the optional benefits you elected. The Contract, and its optional benefits, remain the same. Your spouse will also be subject to the same fees, charges and expenses under the Contract as you were.

If you have elected the Preselected Death Benefit Option Election the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by law.

--------------------------------------------------------------------------------
A BENEFICIARY WHO IS THE SPOUSE OF THE CONTRACT OWNER MAY ELECT TO CONTINUE THE CONTRACT RATHER THAN RECEIVE A DEATH BENEFIT PAYMENT. IN THAT CASE, THE CONTRACT VALUE WILL BE INCREASED BY THE AMOUNT (IF ANY) THAT THE DEATH BENEFIT THAT WOULD HAVE BEEN PAID EXCEEDS CONTRACT VALUE AT THE DEATH OF THE OWNER.
--------------------------------------------------------------------------------

DEATH OF OWNER ON OR AFTER THE INCOME DATE. If you or a joint owner dies, and is not the annuitant, on or after the income date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner.

DEATH OF ANNUITANT. If the annuitant is not an owner or joint owner and the annuitant dies before the income date, you can name a new annuitant. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies on or after the income date, any remaining guaranteed payments will be paid to the beneficiary as provided for in the income option selected. Any remaining guaranteed payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

                                      TAXES

THE FOLLOWING IS ONLY GENERAL INFORMATION AND IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. ADDITIONAL TAX INFORMATION IS INCLUDED IN THE SAI. YOU SHOULD CONSULT YOUR OWN TAX ADVISER AS TO HOW THESE GENERAL RULES WILL APPLY TO YOU IF YOU PURCHASE A CONTRACT.

TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a QUALIFIED CONTRACT. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a NON-QUALIFIED CONTRACT.

The amount of your tax liability on the earnings under, and the amounts received from, either a tax-qualified or a non-qualified contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

--------------------------------------------------------------------------------
TAXES ON EARNINGS UNDER A NON-QUALIFIED CONTRACT ARE DEFERRED UNTIL DISTRIBUTED IN A WITHDRAWAL, INCOME PAYMENT OR LOAN. EARNINGS ARE ASSUMED TO BE THE FIRST AMOUNT WITHDRAWN BUT INCOME PAYMENTS ARE ASSUMED TO BE PART EARNINGS AND PART RETURN OF PREMIUM.
--------------------------------------------------------------------------------

NON-QUALIFIED CONTRACTS - GENERAL TAXATION. Increases in the value of a non-qualified contract attributable to undistributed earnings are generally not taxable to the contract owner or the annuitant until a distribution (either a withdrawal or an income payment) is made from the contract. This tax deferral is generally not available under a non-qualified contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the contract as an agent for a natural person). Loans based on a non-qualified contract are treated as distributions.

NON-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. Any withdrawal from a non-qualified contract is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the contract. A part of each income payment under a non-qualified contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the contract and the length of the period over which income payments are to be made. Income payments received after you have received all of your investment in the contract are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified contract. This penalty tax will not apply to any amounts:

     o    paid on or after the date you reach age 59 1/2;

     o    paid to your beneficiary after you die;

     o paid if you become totally disabled (as that term is defined in the Code);

     o paid in a series of substantially equal payments made annually (or more frequently) for your life or for a period not exceeding your life expectancy or the life expectancy of a beneficiary;

     o    paid under an immediate annuity; or

     o    which come from premiums made prior to August 14, 1982.

--------------------------------------------------------------------------------
WITHDRAWALS PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A PENALTY TAX.
--------------------------------------------------------------------------------

TAX-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified contracts. These limits and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified contract will be taxable except to the extent they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

--------------------------------------------------------------------------------
WITHDRAWALS FROM TAX-QUALIFIED CONTRACTS ARE TAXABLE (OTHER THAN AFTER-TAX CONTRIBUTIONS, IF ANY).
--------------------------------------------------------------------------------

WITHDRAWALS - TAX-SHELTERED ANNUITIES. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an owner:

     o    reaches age 59 1/2;

     o    leaves his/her job;

     o    dies;

     o    becomes disabled (as that term is defined in the Code); or

     o in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

WITHDRAWALS - ROTH IRAs. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuities for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

CONSTRUCTIVE WITHDRAWALS - INVESTMENT ADVISER FEES. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings:

     o there was a written agreement providing for payments of the fees solely from the annuity contract,

     o    the contract owner had no liability for the fees and

     o    the fees were paid solely from the annuity contract to the adviser.

EXTENSION OF LATEST INCOME DATE. If you do not annuitize your contract on or before the Latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the account value each year from the inception of the Contract or the entire increase in the account value would be taxable in the year you attain age 90. In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time. Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

DEATH BENEFITS. None of the death benefits paid under the contract to the beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

--------------------------------------------------------------------------------
DEATH BENEFITS ARE NOT LIFE INSURANCE.  ESTATE OR GIFT TAXES MAY ALSO APPLY.
--------------------------------------------------------------------------------

STATUS OF THE OPTIONAL DEATH BENEFIT. We believe that current law permits the use of the optional death benefits in IRA contracts because those benefits do not constitute life insurance. We have applied to the Internal Revenue Service for written confirmation of this conclusion. We currently anticipate a favorable response to our request, but we have no certainty of the result. We will accept IRA contributions to purchase a contract with optional benefits, but until the receipt of a favorable determination from the IRS, the contract owners are subject to the risk of adverse tax treatment.

ASSIGNMENT. An assignment of your Contract will generally be a taxable event. Assignments of a tax-qualified contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of your Contract.

DIVERSIFICATION. The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the underlying investments are being managed so as to comply with these requirements.

OWNER CONTROL. In three Revenue Rulings issued between 1977 and 1982, the Internal Revenue Service (IRS) held that where a contract holder had certain forms of actual or potential control over the investments held under a variable annuity contract, the contract owner had to be treated as the owner of those assets and thus taxable on the income and gains produced by those assets. A holder of a Contract will not have any of the specific types of control that were described in those Rulings. In addition, in 1999, the IRS announced that it would not apply the holdings of these Rulings to holders of tax-qualified contracts that hold mutual fund shares as investments. However, because of the continuing uncertainty as to the scope and application of these Rulings, we reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

                                OTHER INFORMATION

DOLLAR COST AVERAGING. If the amount allocated to the Investment Divisions plus the amount allocated to Guaranteed Fixed Account is at least $15,000, you can arrange to have a regular amount of money periodically transferred automatically into the Investment Divisions from the one-year Guaranteed Fixed Account or any of the Investment Divisions. If the Guaranteed Fixed Accounts are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions. In the case of transfers from the one-year Guaranteed Fixed Account or Investment Divisions with a stable unit value, this can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.

--------------------------------------------------------------------------------
SYSTEMATIC TRANSFERS FACILITATE A DOLLAR COST AVERAGING STRATEGY AND DO NOT COUNT AGAINST YOUR 15 FREE TRANSFERS PER YEAR.
--------------------------------------------------------------------------------

EARNINGS SWEEP. You can choose to move your earnings from the source accounts (only applicable from the one year Guaranteed Fixed Account Option, if currently available, and the Money Market sub-account).


REBALANCING. You can arrange to have us automatically reallocate your Contract value among Investment Divisions and the one-year Guaranteed Fixed Account (if currently available) periodically to maintain your selected allocation percentages.


You may cancel a Dollar Cost Averaging, Earnings Sweep or Rebalancing program using whatever methods that you use to change your allocation instructions.

FREE LOOK. You may return your Contract to the selling agent or us within twenty days after receiving it. We will return

     o    the contract value in the Investment Divisions, plus

     o any fees and expenses deducted from the premium prior to allocation to the Investment Divisions, plus

     o the full amount of premium you allocated to the Guaranteed Fixed Account (minus any withdrawals), minus

     o    any applicable Contract Enhancement recapture charge.

We will determine the contract value in the Investment Divisions as of the date we receive your Contract if you mail it to us or the date you return it to the selling agent. We will return premium payments where required by law.

--------------------------------------------------------------------------------
YOUR CONTRACT HAS A FREE LOOK PERIOD OF 20 DAYS.
--------------------------------------------------------------------------------

ADVERTISING. From time to time, we may advertise several types of performance of the Investment Divisions.

     o TOTAL RETURN is the overall change in the value of an investment in an Investment Division over a given period of time.

     o STANDARDIZED AVERAGE ANNUAL TOTAL RETURN is calculated in accordance with SEC guidelines.

     o NON-STANDARDIZED TOTAL RETURN may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division

     o YIELD refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of contract maintenance and withdrawal charges, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features. The deduction of withdrawal charges and/or the charges for optional features, would reduce the percentage increase or make greater any percentage decrease.

--------------------------------------------------------------------------------
WE MAY ADVERTISE SEVERAL TYPES OF PERFORMANCE OF THE INVESTMENT DIVISIONS.
--------------------------------------------------------------------------------

MARKET TIMING AND ASSET ALLOCATION SERVICES. Market timing and asset allocation services must comply with our administrative systems, rules and procedures. Prior to utilizing the market timing and asset allocation services, a market timing agreement, which sets forth certain conditions, must be signed. Because excessive trades in a Fund can hurt its performance and harm contract owners, we reserve the right to refuse any transfer requests from a market timing and asset allocation service or other non-contract owners that we believe will disadvantage the Fund or the contract owners.

Market timing or asset allocation services may conflict with transactions under JNLNY's dollar cost averaging program, earnings sweep program, automatic rebalancing program or systematic withdrawal program (the "Programs"). Accordingly, when JNLNY receives notice that you have authorized a market timing or asset allocation service to effect transactions on your behalf, JNLNY will automatically terminate your participation in any Program in which you are then enrolled, unless you authorize us in writing to continue your participation.

--------------------------------------------------------------------------------
WE RESERVE THE RIGHT TO LIMIT MARKET TIMING TRANSFERS THAT WE BELIEVE WILL DISADVANTAGE OTHER CONTRACT OWNERS.
--------------------------------------------------------------------------------

MODIFICATION OF YOUR CONTRACT. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract. Any change or waiver must be in writing. We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.

LEGAL PROCEEDINGS. There are no material legal proceedings, other than the ordinary routine litigation incidental to the business to which Jackson National Life Insurance Company of New York is a party.

Jackson National Life Insurance Company ("JNL") is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale of insurance products. These matters are sometimes referred to as market conduct litigation. The litigation against JNL seeks to certify various classes of policyholders who purchased either life insurance and annuity products from JNL during some period from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation, and has obtained favorable rulings in prior similar cases. However, at this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.

                                 PRIVACY POLICY

COLLECTION OF NONPUBLIC PERSONAL INFORMATION. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:


     o    Information we receive from you on applications or other forms;

     o    Information about your transactions with us;

     o    Information we receive from a consumer reporting agency;


     o Information we obtain from others in the process of verifying information you provide us; and

     o Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.



DISCLOSURE OF CURRENT AND FORMER CUSTOMER NONPUBLIC PERSONAL INFORMATION. We WILL NOT DISCLOSE our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, EXCEPT AS PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW, WE MAY DISCLOSE to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.


In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your Contract and process the transactions and services you request. WE DO NOT SELL INFORMATION TO EITHER AFFILIATED OR NON-AFFILIATED PARTIES.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract owner communications. Our agreements with these third party mailers require them to use this information responsibly and restrict their ability to share this information with other parties.


SECURITY TO PROTECT THE CONFIDENTIALITY OF NONPUBLIC PERSONAL INFORMATION. We HAVE SECURITY PRACTICES AND PROCEDURES in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.


We RESTRICT ACCESS to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We MAINTAIN PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS that comply with federal and state regulations to guard your nonpublic personal information.

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION

   General Information and History ...................................       2

   Services ..........................................................       2

   Purchase of Securities Being Offered ..............................       3

   Underwriters ......................................................       3

   Calculation of Performance ........................................       3

   Additional Tax Information ........................................      10

   Net Investment Factor .............................................      21

   Financial Statements ..............................................      23

                                   APPENDIX A


DOW JONES DOES NOT:

o    Sponsor,  endorse,  sell or promote the First Trust/JNL The DowSM Target 10
     Fund.

o Recommend that any person invest in the First Trust/JNL The DowSM Target 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the First Trust/JNL The DowSM Target 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the First Trust/JNL The DowSM Target 10 Fund.

o Consider the needs of the First Trust/JNL The DowSM Target 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------
DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE FIRST TRUST/JNL THE DOWSM TARGET 10 FUND. SPECIFICALLY,

O DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     O THE RESULTS TO BE OBTAINED BY THE FIRST TRUST/JNL THE DOWSM TARGET 10 FUND, THE OWNERS OF THE FIRST TRUST/JNL THE DOWSM TARGET 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     O    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA; OR

     O THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA.

DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

UNDER  NO  CIRCUMSTANCES  WILL DOW  JONES BE  LIABLE  FOR ANY  LOST  PROFITS  OR
INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. (SUB-ADVISER TO THE JNLNY VARIABLE FUND I LLC) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FIRST TRUST/JNL THE DOWSM TARGET 10 FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

                                   APPENDIX B

EXAMPLE 1:

Assume an initial premium of $100,000. A 2% contract enhancement is added. Assume a 5.50% net return for a contract value of $113,528.55 at the end of year
2. Now assume that you want a gross withdrawal in the amount of $100,000.

The $100,000 withdrawal would be determined as follows:

     o $13,528.55 is earnings and will be subject to neither a withdrawal charge nor to the recapture charge
     o    $86,471.45 is considered to be premium withdrawn

In contribution year 2, the withdrawal charge percentage is 7%, which applied to the $86,471.45, results in a withdrawal charge of $6,053.00. In addition, the recapture charge percentage is 1.5% in year 2, which results in a recapture charge of $1,297.07.

Thus, the net withdrawal paid to the owner is:

$13,528.55 + $86,471.45 - $6053.00 - $1,297.07 = $92,649.93

EXAMPLE 2:

Assume an initial premium payment of $100,000 on 10/1/01 and a subsequent premium payment of $100,000 on 12/1/01. A 2% contract enhancement is added at the time of each premium payment. Assume a 0% net return.

On 11/1/03 your contract value would be $204,000 and you want a gross withdrawal of $150,000.

The $150,000 withdrawal would be determined as follows:

     o $4,000 is earnings and will be subject to neither a the withdrawal charge nor to the recapture charge
     o $16,000 is the additional free withdrawal amount (10% of premiums that remain subject to withdrawal charge, not previously withdrawn, minus earnings)
     o    $100,000 (initial premium withdrawn)
     o    $30,000 (withdrawn from subsequent premium)

In contribution year 3, the withdrawal charge percentage is 6%, which applied to the $100,000, results in a withdrawal charge of $6,000. In addition, the recapture charge percentage is .75% in year 3, which results in a recapture charge of $750.

In contribution year 2, the withdrawal charge percentage is 7%, which applied to the $30,000, results in a withdrawal charge of $2,100. In addition, the recapture charge percentage is 1.5% in year 2, which results in a recapture charge of $450.


Thus, the net withdrawal paid to the owner is:
$4,000 + $16,000 + $100,000 + $30,000 - $6,000 - $750.00 - $2,100 - $450.00 = $140,700.00

Contribution years are measured from the date the payment is made. Thus, in example 2, the initial premium is in contribution year 3 at the time of the withdrawal and the subsequent premium payment is in contribution year 2.

--------------------------------------------------------------------------------
QUESTIONS: If you have any questions about your Contract, you may contact us at:
--------------------------------------------------------------------------------

ANNUITY SERVICE CENTER:     1 (800) 599-5651

         Mail Address:      P.O. Box 0809, Denver, Colorado  80263-0809

         Delivery Address:  8055 East Tufts Avenue, Second Floor, Denver,
                            Colorado  80237

INSTITUTIONAL MARKETING
GROUP SERVICE CENTER:       1 (800) 777-7779

         Mail Address:      P.O. Box 30386, Lansing, Michigan  48909-9692

         Delivery Address:  1 Corporate Way, Lansing, Michigan  48951
                            Attn:  IMG

HOME OFFICE:                2900 Westchester Avenue, Purchase, New York 10577
--------------------------------------------------------------------------------


--------

1 Withdrawal charges are deducted on the income date if that date is within 13 months of the issue date, upon partial withdrawals in excess of free withdrawal amounts, and upon total withdrawal.

2 Any applicable Contract Enhancement recapture charges are deducted on partial withdrawals in excess of free withdrawal amounts and upon total withdrawals.

3 Dollar cost averaging transfers and rebalancing transfers do not count against the 15 free transfers.

4 This charge is only imposed if your contract value is less than $50,000 on the date when the charge is assessed.

5 Starting in the seventh contract year or upon annuitization, if earlier than the beginning of the seventh contact year, the Mortality and Expense Risk Charge will be 1.30%.

6 If the initial premium equals $1,000,000 or more, we will waive the Administration Charge. However, we reserve the right to reverse this waiver and reinstate the Administration Charge if withdrawals are made in the first contract year that result in the contract value falling substantially below $1,000,000, as determined by us.

7    This charge is only deducted for the first three contract years.

8 Starting in the seventh contract year, the Total Separate Account Annual Expenses (with maximum optional endorsements) will be 1.60%.

9 Certain Funds pay Jackson National Asset Management, LLC, the adviser, an administrative fee for certain services provided to the Funds by the adviser. The Mellon Capital Management/JNL International Index Fund, the Oppenheimer/JNL Global Growth Fund and all of the First Trust/JNL Funds except the First Trust/JNL Global Target 15 Fund pay an administrative fee of .15%; the First Trust/JNL Global Target 15 Fund pays an administrative fee of .20%; the nine S&P/JNL Funds pay an administrative fee .05%; the other Funds pay a .10% administrative fee. The Management and Administrative Fee and the Total Fund Annual Expenses columns in this table reflect the inclusion of any applicable administrative fee.


10 The Trustees of JNL Series Trust have adopted a Brokerage Enhancement Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the services and the sale of shares of the Trust. The brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan. The 12b-1 fee is only paid to the extent that the commission is recaptured by an affiliated broker-dealer. The distribution fee noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be paid under the Plan to affiliated broker-dealers.

11   We anticipate that the 12b-1 fee will be less than .01%.


12 The total annual operating expenses for each S&P/JNL Fund (including both the annual operating expenses for the S&P/JNL Funds and the annual operating expenses for the underlying Funds) could range from .81% to 1.42% (this range reflects an investment in the Funds with the lowest and highest Total Fund Annual Expenses). The total annual operating expenses for each S&P/JNL Core Index Fund (including both the annual operating expenses for the S&P/JNL Core Index Funds and the annual operating expenses for the underlying Funds) could range from .81% to 1.42% (this range reflects an investment in the Funds with the lowest and highest Total Fund Annual Expenses). The table below shows estimated total annual operating expenses for each of the S&P/JNL Funds based on the pro rata share of expenses that the S&P/JNL Funds would bear if they invested in a hypothetical mix of underlying Funds. The adviser believes the expenses shown below to be a likely approximation of the expenses the S&P/JNL Funds will incur based on the actual mix of underlying Funds. The expenses shown below include both the annual operating expenses for the S&P/JNL Funds and the annual operating expenses for the underlying Funds. The actual expenses of each S&P/JNL Fund will be based on the actual mix of underlying Funds in which it invests. The actual expenses may be greater or less than those shown.

     S&P/JNL Conservative Growth Fund I................................  1.130%
     S&P/JNL Moderate Growth Fund I....................................  1.169%
     S&P/JNL Aggressive Growth Fund I..................................  1.211%
     S&P/JNL Very Aggressive Growth Fund I.............................  1.209%
     S&P/JNL Equity Growth Fund I......................................  1.212%
     S&P/JNL Equity Aggressive Growth Fund I...........................  1.220%
     S&P/JNL Core Index 50 Fund .......................................  1.023%
     S&P/JNL Core Index 75 Fund........................................  0.969%
     S&P/JNL Core Index 100 Fund.......................................  0.902%

     S&P Name. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company and its affiliates. These Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. 13 Dow Jones Name. "Dow Jones", "Dow Jones Industrial AverageSM", "DJIASM" and "The Dow 10SM" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to the annuity, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the First Trust/JNL The DowSM Target 10 Fund. Please see Appendix A for additional information. 14 The First Trust/JNL The S&P(R) Target 10 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in this Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. 15 The Janus/JNL Global Equities Fund (the "Fund") is not available through a Division as an investment option and is not available as an underlying fund to the S&P/JNL Core Index 50 Fund and the S&P/JNL Core Index 75 Fund. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, the S&P/JNL Moderate Growth Fund I, the S&P/JNL Aggressive Growth Fund I, the S&P/JNL Very Aggressive Growth Fund I, the S&P/JNL Equity Growth Fund I and the S&P/JNL Equity Aggressive Growth Fund I.

* The Janus/JNL Global Equities Fund (the "Fund") is not available through a Division as an investment option and is not available as an underlying fund to the S&P/JNL Core Index 50 Fund and the S&P/JNL Core Index 75 Fund. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, the S&P/JNL Moderate Growth Fund I, the S&P/JNL Aggressive Growth Fund I, the S&P/JNL Very Aggressive Growth Fund I, the S&P/JNL Equity Growth Fund I and the S&P/JNL Equity Aggressive Growth Fund I.


** The Janus/JNL Global Equities Fund (the "Fund") is not available through a division as an investment option and is not available as an underlying fund to the S&P/JNL Core Index 50 Fund and the S&P/JNL Core Index 75 Fund. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, the S&P/JNL Moderate Growth Fund I, the S&P/JNL Aggressive Growth Fund I, the S&P/JNL Very Aggressive Growth Fund I, the S&P/JNL Equity Growth Fund I and the S&P/JNL Equity Aggressive Growth Fund I.


16 Completed years are 12 month periods starting with the date of the premium payment.

17 Completed years are 12 month periods starting with the date of the premium payment. Any applicable Contract Enhancement recapture charges are deducted on partial withdrawals in excess of the free withdrawal amount, upon total withdrawals and if the contract is returned during the free look period. We do not deduct the recapture charge from amounts applied to an income option on the income date.